UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Zura Bio Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 23, 2025
Dear Shareholder:
You are cordially invited to attend the annual general meeting of shareholders (“Annual Meeting”) of Zura Bio Limited, a Cayman Islands exempted company (the “Company”), to be held as a virtual meeting on Wednesday, May 21, 2025 at 12:00 P.M. Eastern time. The Annual Meeting will be broadcast via webcast. You will be able to attend the Annual Meeting, submit your questions and vote online by first registering at https://web.viewproxy.com/zura/2025. The physical location for the Annual Meeting will be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America. You are strongly urged to attend the Annual Meeting virtually. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Shareholders will be able to listen, vote and submit questions during the virtual meeting. Please see “Questions and Answers About These Proxy Materials and Voting” in this proxy statement (“Proxy Statement”) accompanying this letter for information on how to obtain the proxy materials, attend, ask questions at the Annual Meeting and vote at the Annual Meeting.
We are using the “Full Set Delivery” method of providing proxy materials to all shareholders of record as of the record date. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all shareholders of record as of the record date paper copies of the Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2024 and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. We began distributing this Proxy Statement, the notice and proxy card on or about April 23, 2025. The Proxy Statement, the Notice of Annual General Meeting of Shareholders (“Notice”) and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 are also available at investors.zurabio.com.
At the Annual Meeting, you will be asked to consider and vote on the following proposals:
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Proposal 1 — To elect, by ordinary resolution, nine (9) nominees for director to the Company’s Board of Directors to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal (“Proposal 1”);

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Proposal 2 — To ratify, by ordinary resolution, the appointment by the Audit Committee of the Company’s Board of Directors of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”); and

•
Proposal 3 — To approve, by ordinary resolution, the adjournment of the Annual Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals (the “Adjournment Proposal” and together with Proposal 1 and Proposal 2, the “Proposals”).

The accompanying Notice and Proxy Statement provides you with more specific information concerning the Annual Meeting, the Proposals and other related matters. It also provides information as to how to cast your vote.
The Company’s Board of Directors recommends that you vote FOR ALL for Proposal 1, FOR Proposal 2 and FOR Proposal 3. Your vote is important.
Shareholders of record at the close of business on Tuesday, April 1, 2025 will be entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. You will be able to vote electronically and submit questions during the Annual Meeting only if you use your control number, which will be included in your proxy materials or in the instructions that you received via email, to log on to the meeting.
Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote via the Internet, by telephone or by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in the Proxy Statement, as well as in the proxy materials you received in the mail.
On behalf of the Board of Directors and the employees of the Company, we thank you for your continued support and look forward to seeing you at the Annual Meeting.
Sincerely,
/s/ Robert Lisicki

Robert Lisicki
Chief Executive Officer

ZURA BIO LIMITED
1489 W. Warm Springs Rd. #110
Henderson, Nevada 89014
(702) 825-9872
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held On Wednesday, May 21, 2025
To the Shareholders of Zura Bio Limited:
NOTICE IS HEREBY GIVEN that the 2025 annual general meeting of shareholders (“Annual Meeting”) of Zura Bio Limited, a Cayman Islands exempted company (the “Company”), will be held as a virtual meeting on Wednesday, May 21, 2025 at 12:00 P.M. Eastern time. The Annual Meeting will be broadcast via webcast. You will be able to virtually attend the Annual Meeting, submit your questions and vote online during the meeting, by first registering at https://web.viewproxy.com/zura/2025. The physical location for the Annual Meeting will be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America. You are strongly urged to attend the Annual Meeting virtually. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date.
The Company is holding the Annual Meeting to consider and vote upon the following proposals, which are more fully described in the accompanying proxy statement (“Proxy Statement”):
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Proposal 1 — To elect, by ordinary resolution, nine (9) nominees for director to the Company’s Board of Directors to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal (“Proposal 1”);

•
Proposal 2 — To ratify, by ordinary resolution, the appointment by the Audit Committee of the Company’s Board of Directors of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”); and

•
Proposal 3 — To approve, by ordinary resolution, the adjournment of the Annual Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals (the “Adjournment Proposal” and together with Proposal 1 and Proposal 2, the “Proposals”).

These items of business are more fully described in the Proxy Statement accompanying this Notice.
The Company’s Board of Directors recommends that you vote FOR ALL for Proposal 1, and FOR Proposal 2. Your vote is important. The record date for the Annual Meeting is Tuesday, April 1, 2025. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder at our executive offices for a period of 10 days prior to the Annual Meeting.
Shareholders may vote and submit questions while attending the Annual Meeting virtually via the internet. You will need the 11 or 16-digit control number included in the proxy materials mailed to you or in the instructions that you received via email to enter the Annual Meeting via the internet. Instructions on how to attend and participate virtually via the internet, including how to demonstrate proof of share ownership, are included in the proxy materials mailed to you and posted at https://web.viewproxy.com/zura/2025.
Your vote is important. Whether or not you plan to attend the Annual Meeting, you are strongly encouraged to vote as soon as possible. You may vote via the Internet, by telephone or by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in the Proxy Statement, as well as in the proxy materials you received in the mail. To be counted, all Internet and telephone proxies must be received by 11:59 p.m., Eastern time, on Tuesday, May 20, 2025, and all proxy cards must be returned to the address indicated on the business reply envelope included with the proxy materials so as to be received before the Annual Meeting. Even if you have voted by proxy, you may still vote via the internet during the Annual Meeting at www.AALvote.com/ZURA. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent’s name and account.
IMPORTANT NOTICE REGARDING THE AVAILIBILITY OF PROXY MATERIALS
FOR THE ANNUAL GENERAL MEETING TO BE HELD ON WEDNESDAY, MAY 21, 2025:
We have elected to utilize the “Full Set Delivery” option of providing paper copies of our proxy materials by mail. We began distributing this Proxy Statement, the Notice of Annual General Meeting of Shareholders (“Notice”), Annual Report on Form 10-K for the year ended December 31, 2024 and proxy card on or about April 23, 2025. The Proxy Statement, the Notice and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 are also available at investors.zurabio.com.
By order of the Board of Directors,
/s/ Robert Lisicki

Robert Lisicki
Chief Executive Officer
April 23, 2025

i

ZURA BIO LIMITED
1489 W. Warm Springs Rd. #110
Henderson, Nevada 89014
(702) 825-9872
PROXY STATEMENT
FOR THE ANNUAL GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 21, 2025
AT 12:00 P.M. EASTERN TIME
We are providing you with these proxy materials because the Board of Directors of Zura Bio Limited (the “Board”) is soliciting your proxy to vote at the Annual General Meeting of Shareholders (the “Annual Meeting”) of Zura Bio Limited, including at any adjournments thereof, to be held on Wednesday, May 21, 2025 at 12:00 P.M. Eastern time and will be held in a virtual format. Please visit the website https://web.viewproxy.com/zura/2025 to register to attend the Annual Meeting. The physical location for the Annual Meeting will be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America. You are strongly urged to attend the Annual Meeting virtually. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement (“Proxy Statement”). However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. As used in this Proxy Statement, references to “we,” “us,” “our,” “Zura” and the “Company” refer to Zura Bio Limited and references to “Class A ordinary shares” and “Class A ordinary share” refer to the Company’s Class A ordinary shares, par value $0.0001 per share.
We are using the “Full Set Delivery” method of providing proxy materials to all shareholders of record as of the Record Date (as defined herein). Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all shareholders of record as of the Record Date paper copies of the Proxy Statement and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. We began distributing this Proxy Statement, the notice and proxy card on or about April 23, 2025. The Proxy Statement, the Notice of Annual General Meeting of Shareholders and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 are also available at investors.zurabio.com.
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
How do I attend the Annual Meeting?
The Annual Meeting will be held on Wednesday, May 21, 2025 at 12:00 P.M. Eastern time.
You may attend the Annual Meeting virtually via the internet by first registering at https://web.viewproxy.com/zura/2025. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Shareholders will be able to listen, vote and submit questions while attending the Annual Meeting virtually via the internet. You will need the password provided upon registration, to enter the Annual Meeting via the internet. Instructions on how to attend and participate virtually via the internet, including how to demonstrate proof of share ownership, are posted at https://web.viewproxy.com/zura/2025.
The physical location for the Annual Meeting will be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America. You are strongly urged to attend the Annual Meeting virtually.
What if I cannot find my Control Number?
Please note that if you do not have your Control Number and you are a registered shareholder, you will be able to login as a guest. To view the meeting webcast visit https://web.viewproxy.com/zura/2025 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Annual Meeting.
Where can we get technical assistance if we are having trouble accessing the meeting or during the meeting?
If you have difficulty accessing the meeting or during the meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.
For the Annual Meeting, how do we ask questions of management and the Board?
Shareholders may submit questions relevant to the proposals to be voted on at the Annual Meeting for approximately 35 days in advance of the Annual Meeting through https://web.viewproxy.com/zura/2025. We plan to spend up to 15 minutes answering appropriate shareholder questions at the conclusion of the Annual Meeting and will include as many shareholder questions that comply with the rules of conduct for the Annual Meeting as the allotted time permits. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Questions that are not relevant to the proposals to be voted on at the Annual Meeting will not be responded to. Questions may be submitted during the Annual Meeting through https://web.viewproxy.com/zura/2025.
When is the record date for the Annual Meeting?
The Board has fixed the record date for the Annual Meeting as of the close of business on Tuesday, April 1, 2025 (the “Record Date”).
Who can vote at the Annual Meeting?
Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any adjournment thereof. On the Record Date, there were a total of 68,374,998 Class A ordinary shares of the Company outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name
If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If on the Record Date your shares were held, not in your name, but rather in an account at a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name” and that organization is responsible for delivering the notice to you. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other shareholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares via the Internet, including by providing you with a 16-digit control number via email or on your notice or your voting instruction form. If your shares are held in an account with a broker, bank or other shareholder of record providing such a service, you may instruct them to vote your shares over the Internet as instructed by your broker, bank or other shareholder of record. If you did not receive a 16-digit control number via email or on your notice or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other shareholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other shareholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other shareholder of record to do so. You are also invited to attend the

Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There are three matters scheduled for a vote:
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Proposal 1 — To elect, by ordinary resolution, nine (9) nominees for director to the Company’s Board to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal (“Proposal 1”);

•
Proposal 2 — To ratify, by ordinary resolution, the appointment by the Audit Committee of the Company’s Board (the “Audit Committee”) of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”); and

•
Proposal 3 — To approve, by ordinary resolution, the adjournment of the Annual Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals (the “Adjournment Proposal” and together with Proposal 1 and Proposal 2, the “Proposals”).

What if another matter is properly brought before the meeting?
As of the date hereof, the Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy card.
How do I vote?
If you are a shareholder of record and your shares are registered directly in your name, you may vote:
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By Internet.   To vote through the internet, go to www.AALvote.com/ZURA to complete an electronic proxy card. You will be asked to provide the company number and control number from the proxy card. Your Internet vote must be received by 11:59 p.m., Eastern time, on Tuesday, May 20, 2025, to be counted. If you vote via the internet, you do not need to return a proxy card by mail.

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By Telephone.   To vote by telephone, dial toll-free 1-866-804-9616 and follow the recorded instructions. You will be asked to provide your control number. Your vote via telephone must be received by 11:59 p.m., Eastern time, on Tuesday, May 20, 2025, to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

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By Proxy Card.   Complete and mail the proxy card, which you have received or will receive by mail, and return it promptly in the envelope provided. If you return your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

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Virtually at the Annual Meeting.   Registered holders may vote during the Annual Meeting via the Internet using the control number indicated on your proxy card or voting instruction form by going to www.AALvote.com/ZURA.

If your shares are held in “street name” (i.e., held for your account by a broker, bank or other nominee), you should receive a notice containing voting instructions from that organization rather than from us. You should follow the instructions in the notice to ensure your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee or contact your broker, bank or other nominee to request a proxy form.
How many votes do I have?
On each matter to be voted upon, you have one vote for each Class A ordinary share you own as of Tuesday, April 1, 2025.

What are the Board’s recommendations on how to vote my shares?
Our Board recommends that you vote your shares “FOR” each of the director nominees named in this proxy statement to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal, “FOR” the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ended December 31, 2025, and “FOR” approval of the Adjournment Proposal.
Who will solicit the proxies and pay the cost of soliciting proxies for the Annual Meeting?
We will pay the cost of soliciting proxies for the Annual Meeting. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Alliance Advisors, LLC a fee of approximately $20,750 and will reimburse Alliance Advisors, LLC for its reasonable out-of-pocket expenses and indemnify it and its affiliates against certain claims, liabilities, losses, damages, and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of the Class A ordinary shares and in obtaining voting instructions from those owners.
What if I return a proxy card or otherwise vote without giving specific voting instructions?
If you return a signed and dated proxy card or otherwise vote without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using that individual’s best judgment.
If I am a beneficial owner of shares held in “street name” and I do not provide my broker or bank with voting instructions, what happens?
If your shares are held in “street name” and you do not instruct your broker, bank or other nominee how to vote your shares, your broker, bank or other nominee may under certain circumstances be able to vote your shares in its discretion. Brokers, banks and other nominees can vote your shares on “routine” matters, but cannot vote such shares on “non-routine” matters. The approval of Proposal 1 is a non-routine matter meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. We encourage you to provide voting instructions to your broker, bank or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your broker, bank or other nominee about how to submit your proxy to them at the time you receive this Proxy Statement.
If you are a beneficial owner of shares held in “street name”, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions included in the proxy materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Shareholder of Record: Shares Registered in Your Name
Yes. If you are the shareholder of record for your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in one of the following ways:
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by notifying our Secretary in writing at 1489 W. Warm Springs Rd. #110 Henderson, Nevada 89014 that you are revoking your proxy, provided such notice is received before the Annual Meeting;

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by submitting another properly completed proxy with a later date, provided we receive it before the Annual Meeting;

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by transmitting a subsequent vote via the Internet or by telephone prior to 11:59 p.m., Eastern time, on Tuesday, May 20, 2025; or

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by attending the Annual Meeting and voting via the Internet using the unique join link sent to you once properly registered at https://web.viewproxy.com/zura/2025.

Your last vote, whether prior to or at the Annual Meeting, is the vote that we will count.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If your shares are held in “street name,” you must contact your broker, bank or other nominee for instructions as to how to change your vote. Your attendance at the Annual Meeting does not revoke your proxy.
How is a quorum reached?
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the issued and outstanding Class A ordinary shares entitled to vote are present at the Annual Meeting in person or represented by proxy. On the Record Date, there were 68,374,998 Class A ordinary shares issued and outstanding and entitled to vote. Thus, the holders of 34,187,500 Class A ordinary shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend in person at the Annual Meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If a quorum is not present within half an hour from the time appointed for the meeting to commence or if, during the meeting, a quorum ceases to be present, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If, at the adjourned meeting, a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present shall be a quorum.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other nominee cannot vote the shares. When there is at least one “routine” matter that the broker, bank or other nominee votes on, the shares that are un-voted on “non-routine” matters are counted as “broker non-votes.” Proposal 2 and Proposal 3 are “routine” matters and we therefore expect brokers, banks or other nominees to vote on those proposals. Proposal 1 is considered to be “non-routine” and we therefore expect broker non-votes to exist in connection with that proposal.
As a reminder, if you are a beneficial owner of shares held in “street name”, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What vote is required to approve each proposal and how are votes counted?
The vote required to approve the matter scheduled for a vote at the Annual Meeting is set forth below:
Proposal Number	Proposal Description	Vote Required for Approval	Broker Discretionary Voting Allowed?
1	Election of Directors	“For” votes from the holders of a simple majority of the members present in person or represented by proxy, entitled to vote and voting on the resolution	No
2	Ratification of the selection of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm	“For” votes from the holders of a simple majority of the members present in person or represented by proxy, entitled to vote and voting on the resolution	Yes
3	Approval of Adjournment Proposal	“For” votes from the holders of a simple majority of the members present in person or represented by proxy, entitled to vote and voting on the resolution	Yes
A resolution passed by a simple majority of the members present in person or represented by proxy, entitled to vote and voting on the resolution means that a proposal that receives an affirmative vote of the holders of a majority of the Class A ordinary shares present in person or represented by proxy who are entitled to vote and do in fact vote on the matter will be approved. Broker non-votes and abstentions, if any, will not be counted “For” or “Against” Proposals 1, 2 and 3 and will have no effect on the outcome of such proposals.
Who counts the votes?
Alliance Advisors, LLC has been engaged as our independent agent to tabulate shareholder votes as the Inspector of Elections. If you are a shareholder of record, your executed proxy card should be returned directly to Alliance Advisors, LLC for tabulation. If you hold your shares through a broker, bank or other nominee, your broker, bank or other nominee will return one proxy card to Alliance Advisors, LLC on behalf of all its clients.
How can I find out the results of the voting at the Annual Meeting?
We expect to announce preliminary voting results at our Annual Meeting. We expect to announce final voting results in a Current Report on Form 8-K filed with the SEC no later than the fourth business day after the Annual Meeting. If final voting results are not available at that time, we will disclose the preliminary results in the Current Report on Form 8-K and, within four business days after the final voting results are known to us, file an amended Current Report on Form 8-K to disclose the final voting results.
Who should I contact if I have any additional questions?
If you have questions about the Proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card, you should contact the Company’s proxy solicitor at:
Alliance Advisors, LLC
150 Clove Rd #400
Little Falls Township, NJ 07424
Toll-free at (844) 717-2302
Email at zura@allianceadvisors.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

PROPOSAL 1: ELECTION OF DIRECTORS
The Company’s Board is currently comprised of nine (9) directors. Each director is elected to serve until the next annual meeting or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.
Under our Second Amended and Restated Memorandum and Articles of Association (“MAA”), the terms of Amit Munshi, Arnout Ploos van Amstel, Jennifer Jarrett, Neil Graham, Parvinder Thiara, Robert Lisicki, Sandeep Kulkarni, Someit Sidhu and Steve Schoch end at the Annual Meeting. At the Annual Meeting, the shareholders are being asked to elect each of Amit Munshi, Arnout Ploos van Amstel, Jennifer Jarrett, Neil Graham, Robert Lisicki, Sandeep Kulkarni, Someit Sidhu, Steve Schoch and Dan Becker to our Board to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or, if sooner, until the director’s earlier death, resignation or removal. Each of the director nominees, except for Dan Becker, is currently a member of the Board and has been nominated for re-election by our Board upon the recommendation of our Nominating and Governance Committee. Parvinder Thiara will not stand for re-election to the Board upon the completion of his current term, which expires at the Annual Meeting, and Dan Becker has been nominated after being recommended to our Nominating and Governance Committee by a non-management director of the Company.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES

INFORMATION REGARDING DIRECTOR NOMINEES
Subsequent to shareholder approval of this proposal, the Board will have a total of nine (9) members as follows:
Name	Age	Position(s)
Someit Sidhu	35	Director
Robert Lisicki	58	Chief Executive Officer and Director
Amit Munshi	57	Director, Chairman of the Board
Sandeep Kulkarni	43	Director
Arnout Ploos van Amstel	61	Director
Steve Schoch	66	Director
Jennifer Jarrett	54	Director
Neil Graham	66	Director
Dan Becker	50	Director
The following biographical information is furnished as to each nominee for election as a director:
Someit Sidhu has served as a director since March 2023. Dr. Sidhu was the Founder of the Company and served as Chief Executive Officer through April 2024. He is the Co-Founder and has been the CEO of Akaza Bioscience since 2019 and the CEO of Izana Bioscience since 2017 as well as the Co-Founder of Pathios Therapeutics. Dr. Sidhu has broad expertise covering various topics in the life sciences industry. Prior to these companies, he advised many large international pharmaceutical companies as a management consultant at McKinsey & Co, where he primarily focused on Pharmaceutical R&D and Portfolio Strategy. Dr. Sidhu gained medical experience during his time in Cardiology and General Surgery after graduating from the Oxford Medical School. We believe Dr. Sidhu’s extensive operational and investment experience in the life sciences industry gives him the qualifications, attributes and skills to serve as a director.
Robert Lisicki has served as Chief Executive Officer and a director since April 2024 and was previously our President and Chief Operating Officer since January 2024. Mr. Lisicki is an experienced executive leader with a career spanning 30 years in the biopharmaceutical industry. Mr. Lisicki has been serving on the board of Cadrenal Therapeutics, Inc. since July 2023. He previously served as the Chief Executive Officer and a member of the board of directors of InCarda Therapeutics (“InCarda”) from October 2022 to April 2023, where he remained as a consultant until June 2023. Prior to InCarda, Mr. Lisicki served as the Chief Commercial Officer at Arena Pharmaceuticals, Inc. (“Arena”) from October 2018 to March 2022, a prominent biopharmaceutical company acquired by Pfizer for $6.7 billion in 2022. At Arena, Mr. Lisicki had accountability for building the company’s global commercial infrastructure and contributed to its mergers and acquisitions activities totaling nearly $8.0 billion. Prior to Arena, Mr. Lisicki served as Vice President and General Manager of Inflammation and Cardiovascular at Regeneron Pharmaceuticals. In this dual role, he led both commercial and developmental initiatives. His career also includes serving as a member of the boards of CorHepta Therapeutics from May 2023 to January 2025 and Adiso Therapeutics from October 2023 to August 2024 and senior leadership roles as Chief Customer Officer of Daiichi Sankyo, Inc. from August 2014 to April 2018, and Vice President of Amgen from July 2005 to August 2014, with his initial experience in sales and marketing at The Janssen Pharmaceutical Companies of Johnson & Johnson from March 1995 to June 2005. He holds a Bachelor of Science degree in Finance and Economics from the State University of New York, Albany, New York. We believe Mr. Lisicki’s vast executive management and business experience in the global biopharmaceutical industry and in-depth knowledge of product development gives him the qualifications, attributes and skills to serve as a director.
Amit D. Munshi has served as Chairman of our Board since March 2023 and served as a director and the chairman of the board of directors of Legacy Zura since November 2022. Mr. Munshi also serves as a director of two U.S. subsidiaries of Zura: Zura Bio Inc. and Z33 Bio Inc. In addition, Mr. Munshi currently serves as the Chief Executive Officer and chairman of the board of directors of Orna Therapeutics since May 2024 and was previously the Chief Executive Officer & President of ReNAgade Therapeutics from April 2023 to May 2024, when ReNAgade Theraeputics was acquired by Orna Therapeutics. Mr. Munshi also currently serves as chairman of the board of directors at Enterprise Therapeutics, since March 2019, as a member of the board of directors and audit committee of Galecto Inc. (Nasdaq: GLTO), since January 2020, and as a member of the board of directors and compensation committee of Inhibkase Therapeutics, Inc. (Nasdaq: IKT), since October 2024. Prior to these roles, Mr. Munshi was President and Chief Executive Officer of Arena from May 2016 to March 2022 and a member of their board of directors from June 2016 until March 2022, when Arena was acquired by Pfizer Inc. Mr. Munshi also served as a member of the board of directors and audit committee of Pulmatrix Inc. from June 2017 until March 2021. Previously, Mr. Munshi served as President and Chief Executive Officer and as a director of 288 Epirus Biopharmaceuticals, Inc., a biopharmaceutical company focused on biosimilars, and Percivia LLC, a biotechnology company which was sold to Johnson & Johnson. Subsequent to an asset sale, in July 2016, Epirus filed a voluntary Chapter 7 petition in the United States Bankruptcy Court for the District of Massachusetts. Prior to Epirus and Percivia, Mr. Munshi was a co-founder and served as Chief Business Officer of Kythera Biopharmaceuticals, Inc. from 2005 to 2010, which was sold to Allergan plc, and held multiple leadership positions at Amgen Inc. from 1997 to 2005, including General Manager, Nephrology Europe. Mr. Munshi holds a B.S. in Economics and a B.A. in History from the University of California, Riverside, and an M.B.A. from the Peter F. Drucker School of Management at Claremont Graduate University. Mr. Munshi has more than 30 years of global biopharmaceutical industry experience in executive management, business development, product development and portfolio management. We believe Mr. Munshi’s vast executive management and business experience in the global biopharmaceutical industry and in-depth knowledge of product development gives him the qualifications, attributes and skills to serve as a director.
Arnout Ploos van Amstel has served as a director since November 2023 and has more than 30 years of business and operations experience in a wide variety of executive leadership positions and geographies in Life Sciences/Biotech. Mr. Ploos van Amstel has consistently excelled in devising and implementing comprehensive strategies across Development, Medical, and Commercial-Access domains. He founded Apaxcel Life Sciences GmbH in April 2019, a consulting company that supports biopharma customers in creating strategies that accelerate outcomes. He is currently serving as strategic consultant through Apaxcel Life Sciences GmbH. He also founded MoonLake Immuntherapeutics AG, a biotech company dedicated to next-level therapies in inflammatory diseases, and served as its chief operating officer from January 2020 to February 2022. From July 2010 to March 2019, he worked as the President and Managing Director and then Senior Vice President for Novartis, leading its Global Business Unit Immunology/Dermatology where he achieved remarkable portfolio growth, notably with the success of COSENTYX® (secukinumab), XOLAIR® (omalizumab) for chronic spontaneous urticaria (CSU), and with the consistent growth of “orphan blockbuster” ILARIS® (canakinumab). Mr. Ploos van Amstel’s experience includes leadership roles at Wyeth Pharmaceuticals and Novartis with executive positions in the US, Canada, Greece, the Netherlands and Switzerland. He was born and raised in the Netherlands and holds a Master’s degree in Economics from the University of Groningen. We believe Mr. Ploos van Amstel’s extensive leadership and strategic experience gives him the qualifications, attributes and skills to serve as a director.
Jennifer Jarrett has served as a director since March 2023 and with Legacy Zura since January 2023. Ms. Jarrett has served as Chief Operating Officer of Arcus Biosciences, Inc. (NYSE: RCUS), a biotechnology company, since October 2020 and previously served as a member of its board of directors from January 2019 to January 2024. From January 2019 through September 2020, she served as Vice President of Corporate Development and Capital Markets of Uber Technologies, a technology company, and from June 2018 to January 2019 served as Arcus Bioscience’s Chief Operating Officer and Chief Financial Officer and, from March 2017 to June 2018, as its Chief Business Officer and Chief Financial Officer. From March 2016 to October 2016, Ms. Jarrett was the Chief Financial Officer of Medivation, Inc. (“Medivation”), a commercial biopharmaceutical company, which was acquired by Pfizer. Before Medivation, Ms. Jarrett spent 20 years in investment banking, most recently at Citigroup where she ran the firm’s west coast life sciences investment banking practice, and prior to that at Credit Suisse and Donaldson, Lufkin & Jenrette. Ms. Jarrett currently serves on the board of directors of Syndax Pharmaceuticals, Inc. (Nasdaq: SNDX) since September 2018, the board of directors and audit committee of Sagimet Biosciences Inc. (Nasdaq: SGMT) since August 2024, the board of directors of LifeMine Therapeutics since October 2022 and the board of directors of Cajal Neuroscience since November 2023, and previously served on the board of directors of Arena from June 2017 to March 2022, Audentes Therapeutics, Inc. from July 2017 to January 2020, Consonance-HFW Acquisition Corp December 2020 to August 2021 and Radius Health, Inc. from May 2022 to August 2022. Ms. Jarrett received a B.A. in Economics from Dartmouth College and her M.B.A. from the Stanford Graduate School of Business. We believe Ms. Jarrett’s extensive finance and operational experience gives her the qualifications, attributes and skills to serve as a director.
Neil Graham M.B.B.S., M.D., M.P.H., has served as a director since March 2023 and with Legacy Zura since January 2023. Dr. Graham, is an expert in immunology and inflammation with more than 30 years’ experience in global drug development and commercialization, crossing early and late-stage clinical trials in dermatology, allergy, rheumatology, virology, and pulmonology. From February 2021 to January 2022, Dr. Graham served as Chief Medical Officer of Tiziana Life Sciences LTD (“Tiziana”), a biotechnology company. Prior to Tiziana, Dr. Graham was VP-Strategic Program Direction & Immunology at Regeneron Pharmaceuticals, Inc. from April 2010 to January 2020. In previous roles, Dr. Graham served as Senior Vice President-Program & Portfolio at Vertex, Inc. from April 2007 to November 2009 and SVP-Program & Portfolio Management at Trimeris, Inc. from June 2005 to February 2007. Dr. Graham occupied the position of Chief Operating Officer at XTL Biopharmaceuticals Ltd. from January 2002 to June 2005 and was an Associate Professor at Johns Hopkins Bloomberg School of Public Health from October 1989 to March 1997. Dr. Graham was also a member of the board of directors of Pharmaxis Ltd. from May 2020 to October 2023. Dr. Graham has served on the board of directors of ASLAN Pharmaceuticals since December 2020. Dr. Graham holds an MD, MPH, MBBS from the University of Adelaide. We believe Dr. Graham’s extensive scientific and operational experience gives him the qualifications, attributes and skills to serve as a director.
Sandeep C. Kulkarni, M.D., has served as a director of Zura since March 2023 and served as a director of Legacy Zura since March 2022. He is currently the Chief Executive Officer, co-founder and a member of the board of directors of Tourmaline, since September 2021. Previously, Dr. Kulkarni was a Managing Director at KVP Capital (“KVP”) from August 2020 to June 2022. Prior to KVP, Dr. Kulkarni served in multiple roles at RoivantSciences from July 2018 to June 2020, including as the Chief Operating Officer of its subsidiary, lmmunovant, Inc., Vice President Special Projects and Ombudsman to the Investment Committee. From September 2017 to February 2018, Dr. Kulkarni was Senior Investment Analyst at Consonance Capital, a healthcare investment firm, and Investment Analyst on the Life Sciences team at QVT Financial LP from April 2013 to August 2017. From August 2009 to May 2012, Dr. Kulkarni was a consultant, then Project Leader at the Boston Consulting Group, Inc., where he focused on the biopharma sector. Dr. Kulkarni earned a B.A. in Economics from Harvard College and an M.D. from the University of California, San Francisco. We believe Dr. Kulkarni’s extensive leadership and finance experience gives him the qualifications, attributes and skills to serve as a director.
Steve Schoch has served as a director of Zura since March 2023 and served as a director of Legacy Zura since January 2023. He served as a member of the board of directors of Arena and chaired the audit committee from June 2021 until the company was acquired by Pfizer in March 2022. Mr. Schoch currently serves as Chief Financial Officer of RefleXion, a position he has held since November 2024. Prior to joining RefleXion, Mr. Schoch served as Chief Operating Officer and Chief Financial Officer of FLYR Labs from September 2022 to November 2024 and Chief Financial Officer at 23andMe, Inc. from April 2018 to September 2022. Mr. Schoch served as the Chief Executive Officer of Miramax Films NY, LLC from March 2012 to January 2017, with overlapping service as Miramax’s Chief Financial Officer from January 2011 to January 2017. From 2001 to 2010, Mr. Schoch held various senior financial positions at Amgen, Inc., including Corporate Controller and divisional Financial Vice President. He served as the Executive Vice President and Chief Financial Officer of eToys, Inc. from January 1999 to April 2001. Prior to eToys, Inc., Mr. Schoch held a variety of financial positions in the media industry, including at The Walt Disney Company and the Times Mirror Company. Mr. Schoch holds a B.S. in Civil Engineering degree from Tufts University and a M.B.A. degree from the Tuck School of Business Administration, Dartmouth College. We believe Mr. Schoch’s extensive leadership and finance experience gives him the qualifications, attributes and skills to serve as a director.
Dan Becker, M.D., Ph.D., will be appointed to our board of directors, effective as of the date of the Annual Meeting, provided, that he is duly elected at such Annual Meeting. He currently serves as a Managing Director at Access Biotechnology, the biopharmaceutical investing arm of Access Industries, a privately held US-based industrial group, since August 2019. Previously, Dr. Becker served as a Principal at New Leaf Venture Partners, a venture capital firm, from January 2015 to May 2019, and a Principal in the Health

Care practice at the Boston Consulting Group, from August 2009 to January 2015. Dr. Becker trained clinically in internal medicine and nephrology at Brigham and Women’s Hospital and Massachusetts General Hospital, and was a Research Fellow at Harvard Medical School. Dr. Becker currently serves on the boards of directors of Acelyrin, Inc. (Nasdaq: SLRN), since September 2022, Areteia Therapeutics, Inc., since February 2024, Hemab ApS, since February 2023, Matchpoint Therapeutics, since April 2021, Khanda Therapeutics L.P., since December 2024, and Perfuse Therapeutics, since July 2020. Previously, Dr. Becker served on the boards of directors of public and private companies, including Mariana Oncology, from April 2021 to May 2024, Day One Biopharmaceuticals, Inc. (Nasdaq: DAWN), from December 2019 to May 2024, DTx Pharma, from February 2021 to July 2023, Principia Biopharma, Inc., from January 2017 to September 2020, and Pandion Therapeutics, Inc., from March 2020 to March 2021. He obtained both his M.D. and Ph.D. (Cellular and Molecular Biology) degrees from the University of Michigan, and received his B.S. in Physiology from the University of Illinois at Urbana-Champaign. We believe Dr. Becker ’s medical training and expertise in early-stage biotech companies gives him the qualifications, attributes and skills to serve as a director.
Director Independence
Nasdaq requires that a majority of our Board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.
Based on information provided by each director concerning his or her background, employment and affiliations, our Board determined each of Amit Munshi, Sandeep Kulkarni, Arnout Ploos van Amstel, Steve Schoch, Jennifer Jarrett, Neil Graham and Parvinder Thiara is “independent” as that term is defined under Nasdaq listing standards. In addition, our Board has affirmatively determined that Dr. Becker will be an independent director within the meaning of the applicable Nasdaq listing standards upon his appointment to the Board. Our independent directors will regularly schedule meetings at which only independent directors are present.
Board of Directors Leadership Structure
Our Corporate Governance Guidelines specify that the Board will select our Chief Executive Officer and Chair of the Board in the manner that it determines to be in the best interests of our shareholders. The Chair of the Board has substantial ability to shape the work of the Board. We believe that separation of the positions of Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, we believe that having an independent Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its shareholders. As a result, the Board has determined that the roles of Chief Executive Officer and Chair of the Board should be separate at present. However, the Board does not believe there should be a fixed rule regarding the positions of Chief Executive Officer and Chair being held by different individuals, or whether the Chair should be an employee of the Company or should be elected from among the non-employee directors. The needs of the Company and the individuals available to assume these roles may require different outcomes at different times, and the Board believes that retaining flexibility for these decisions in the future is in the best interests of the Company and its shareholders. The role of chairperson is currently held by Mr. Amit Munshi, an independent, non-employee director.
Role of the Board in Risk Oversight
A key function of our Board is informed oversight of our risk management process. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. Our Board and its committees consider specific risk topics, including risks associated with our strategic plan, business operations, capital structure, internal controls regarding information security, data privacy and cyber security. It is the responsibility of the committee chairpersons to report findings regarding material risk exposures to our Board.
Our Audit Committee has the responsibility to consider and discuss with management and the Company’s independent registered public accounting firm, as appropriate, our guidelines and policies with respect to financial risk management and financial risk assessment, including our major financial risk exposures and the steps taken by management to monitor and control these exposures. In addition, the Audit Committee considers risks relating to data privacy, technology and information security, including cyber security, threats and back-up of information systems and the steps the Company has taken to monitor and control such exposures. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking, including risks related to executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. Our Nominating and Governance Committee oversees and reviews with management our major legal compliance risk exposures and the steps management has taken to monitor or mitigate such exposures. In connection with its reviews of our business operations and corporate functions, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. While our Board and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes and reporting to our Board and its committees on such matters.
Communications with the Board
Our relationship with our shareholders is an important part of our corporate governance program. Engaging with shareholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our shareholder outreach includes road shows, conferences and meetings. We also communicate with our shareholders and other stakeholders through various media, including our SEC filings, proxy statement, news releases and our website. Our webcasts for quarterly earnings releases are open to all. These webcasts are available in real time and are archived on our website for a period of time.
Any interested person may communicate directly with the chairperson of the Board or the non-management or independent directors as a group. Persons interested in communicating directly with the independent or non-management directors regarding their concerns or issues may do so by addressing written correspondence to a particular director, or to the independent or non-management directors generally, in care of 1489 W. Warm Springs Rd. #110 Henderson, NV 89014, Attention: Corporate Secretary. If no particular director is named, letters will be forwarded, depending upon the subject matter, to the chairperson of the Audit Committee, Compensation Committee, or Nominating and Governance Committee, as applicable.
Meetings of our Board of Directors and Committees; Executive Sessions
Our Board is responsible for the oversight of our management and strategy and for establishing corporate policies. Our Board meets periodically during the year to review significant developments affecting us and to act on matters requiring Board approval. Our Board met five times during the fiscal year ended December 31, 2024. With respect to our Board committees, during the fiscal year ended December 31, 2024, the Audit Committee met four times, the Compensation Committee met four times and the Nominating and Governance Committee met four times. Each then-serving director attended 75% or more of the meetings of our Board and of each committee on which he or she served during fiscal year ended December 31, 2024.
Executive sessions, which are meetings at which only independent directors are present, are regularly scheduled throughout the year, typically at the time of each regular Board meeting and as frequently as such independent directors deem appropriate.

Information Regarding Committees of the Board of Directors
The Board has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. Our Board may establish other committees to facilitate the management of our business. The following table provides membership and meeting information for the fiscal year ended December 31, 2024 for each of the committees:
Name	Audit	Compensation	Nominating and Governance
Someit Sidhu
Robert Lisicki
Amit Munshi	X	X
Sandeep Kulkarni(1)		X*	X
Arnout Ploos van Amstel			X
Steve Schoch	X*†
Jennifer Jarrett(2)	X
Neil Graham(3)			X
Parvinder Thiara(4)		X	X*
Total meetings in 2024	4	4	4

†
Financial Expert

*
Committee Chairperson

(1)
Dr. Kulkarni stepped down from the Nominating and Governance Committee and was appointed to the Audit Committee, effective April 22, 2025. Dr. Kulkarni will continue serving as chair of the Compensation Committee until the Annual Meeting, and subject to Dr. Becker being duly elected at the Annual Meeting, at which point Dr. Kulkarni will step down and Dr. Becker will be chair of the Compensation Committee.

(2)
Ms. Jarrett stepped down from the Audit Committee and was appointed to the Compensation Committee and Nominating and Governance Committee, effective April 22, 2025.

(3)
Dr. Graham was appointed chair of the Nominating and Governance Committee, effective April 22, 2025.

(4)
Mr. Thiara is not standing for re-election at the Annual Meeting and will retire from the Board, the Compensation Committee and the Nominating and Governance Committee at the expiration of his current term, as of the date of the Annual Meeting.

Below is a description of the Audit Committee, Compensation Committee and Nominating and Governance Committee. The written charters of the committees are available on the Governance section of our investor relations website at investors.zurabio.com.
Audit Committee
As of the date of this Proxy Statement, the members of our Audit Committee are Steve Schoch, Sandeep Kulkarni and Amit Munshi, with Steve Schoch serving as the chair of the Audit Committee.
Each of Steve Schoch, Sandeep Kulkarni and Amit Munshi is independent under the rules and regulations of the SEC and Nasdaq listing standards applicable to Audit Committee members. The Board has determined that Steve Schoch qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment.
The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to the corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee the independent registered public accounting firm. Specific responsibilities of the Audit Committee include:
•
helping the Board oversee corporate accounting and financial reporting processes;

•
managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit the financial statements;

•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, the interim and year-end operating results;

•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•
reviewing related person transactions;

•
obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

•
approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Report of the Audit Committee
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Amit Munshi
Steve Schoch
Jennifer Jarrett
Compensation Committee
As of the date of this Proxy Statement, the Compensation Committee consists of Sandeep Kulkarni, Jennifer Jarrett and Amit Munshi, with Sandeep Kulkarni serving as chair of the committee. Effective as of the date of the Annual Meeting, the members of our Compensation Committee will be Jennifer Jarrett, Amit Munshi and Dan Becker, with Dan Becker serving as chair of the committee, provided, that Dan Becker is duly elected at the Annual Meeting.
The Board has determined that each of Sandeep Kulkarni, Jennifer Jarrett, Amit Munshi and Dan Becker is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The primary purpose of the compensation committee is to discharge the responsibilities of the Board in overseeing the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the compensation committee include:
•
reviewing and approving the compensation of the chief executive officer, other executive officers and senior management;

•
administering the equity incentive plans and other benefit programs;

•
reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for the executive officers and other senior management; and

•
reviewing and establishing general policies relating to compensation and benefits of the employees, including the overall compensation philosophy.

Compensation Committee Process and Procedures
The Compensation Committee generally meets quarterly, and with greater frequency if necessary. The Compensation Committee also acts periodically by unanimous written consent in lieu of a formal meeting. The agenda for each meeting of the Compensation Committee is usually developed by the chairperson of the Compensation Committee, in consultation with management. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation.
The charter of the Compensation Committee grants the Compensation Committee access, at the Company’s expense, to such internal and external resources (including records and personnel) as the Compensation Committee deems necessary or appropriate to fulfill its defined responsibilities, including compensation consultants, independent legal counsel and other professional advisors. The Compensation Committee has sole authority to approve fees, costs and other terms of engagement of such outside resources. The Compensation Committee also has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee.
During the past fiscal year, the Compensation Committee engaged Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”) as an independent compensation consultant. The Compensation Committee requested that Aon:
•
develop a comparative peer group of companies and perform analyses of competitive performance and compensation levels for that group;

•
provide competitive market data based on the compensation peer group for the Company’s executive officer positions, as well as broader technology company survey data, and evaluate how the compensation the Company pays its executive officers compares both to the Company’s performance and to how companies in the compensation peer group and broader technology industry compensate their executives;

•
develop recommendations for compensation of the Company’s executive officer positions and present such recommendation to the Compensation Committee; and

•
provide guidance on other compensation topics including, equity design and programs, burn rates and overhang levels, initial public offering equity compensation plans, and ad hoc market data and practices.

Generally, the Compensation Committee’s process for determining executive compensation comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than our Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by our Chief Executive Officer. The evaluation of our Chief Executive Officer’s performance is conducted by the Compensation Committee, which determines any adjustments to our Chief Executive Officer’s compensation as well as awards to be granted. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

Nominating and Governance Committee
As of the date of this Proxy Statement, the Nominating and Governance Committee consists of Neil Graham, Arnout Ploos van Amstel and Jennifer Jarrett, with Neil Graham serving as chair of the committee. The Board has determined that each of Neil Graham, Arnout Ploos van Amstel and Jennifer Jarrett is independent under the Nasdaq listing standards.
Specific responsibilities of the Nominating and Governance Committee include:
•
identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by shareholders, to serve on the Board;

•
considering and making recommendations to the Board regarding the composition and chairmanship of the committees of the Board;

•
developing and making recommendations to the Board regarding corporate governance guidelines and matters; and

•
overseeing periodic evaluations of the performance of the Boards, including its individual directors and committees.

Guidelines for Selecting Director Nominees
The Board determines the appropriate characteristics, skills and experience for the Board as a whole and for its individual members. The Board considers recommendations for nominees from the Nominating and Governance Committee. The Board, and in turn the Nominating and Governance Committee, consider the minimum general criteria below, and may add any specific additional criteria with respect to specific searches, in selecting candidates and existing directors for serving on the Board. An acceptable candidate may not fully satisfy all of the criteria but is expected to satisfy nearly all of them. The Board believes that candidates for director should have certain minimum qualifications, including general understanding of finance, operations, sales and marketing, and other disciplines relevant to the success of a publicly-traded company in today’s business environment; (ii) understanding of the Company’s business on a technical level; and (iii) educational and professional background; and (iv) a diversity of skills, experience, background and perspective.
Generally, our Nominating and Governance Committee identifies candidates for director nominees in consultation with management, using search firms or other advisors, through the recommendations submitted by shareholders or through such other methods as the Nominating and Governance Committee deems to be helpful to identify candidates. The Nominating and Governance Committee may review, screen and evaluate the qualifications of qualified director nominees and then selects a nominee for recommendation to the Board by majority vote. Our Nominating and Governance Committee’s priority in selecting board members is identification of persons who will further the interests of the Company through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among members of the board, and professional and personal experiences and expertise relevant to our growth strategy.
Shareholder Recommendations
The Nominating and Governance Committee will consider written recommendations from shareholders for director candidates. The Nominating and Governance Committee considers persons recommended by our shareholders in the same manner as a nominee recommended by our Board members, management or a third-party executive search firm in accordance with the criteria described above. The Nominating and Governance Committee evaluates candidates recommended by shareholders using the same criteria it applies to evaluate other candidates. Shareholders who wish to recommend a director candidate should submit the candidate’s name and background information in writing to our Corporate Secretary at 1489 W. Warm Springs Rd. #110, Henderson, Nevada 89014. Nominating shareholders and nominees must satisfy the requirements set forth in our MAA. Any notice of director nomination submitted to Zura must comply with any additional requirements of Rule 14a-19(b) under the Exchange Act.

Research and Development Committee
The Board has also established a Research and Development Committee. As of the date of this Proxy Statement, the Research and Development Committee consists of Neil Graham, Sandeep Kulkarni and Arnout Ploos van Amstel, with Neil Graham serving as chair of the committee.
Specific responsibilities of the Research and Development Committee include:
•
reviewing and providing scientific advice for the Company’s research and development programs;

•
providing advice to the Board regarding the strategic direction of the Company’s research and development activities;

•
identifying and discussing significant emerging trends and issues in science and technology and considering the potential impact of such on the Company’s research and development; and

•
providing advice to the Company’s management and to the Board in connection with the allocation, deployment, utilization of, and allocation of resources in the Company’s research and development.

Code of Ethics
The Board has adopted a Code of Ethics. The Code of Ethics applies to all of our employees, officers, and directors. The full text of the Code of Ethics has been posted on our website, which can be found at investors.zurabio.com. We intend to satisfy our disclosure obligations, if any, with respect to any future amendments to, or waivers of, our Code of Ethics, as and to the extent required by SEC regulations, by posting such information at the same location on our website identified above rather than by filing a Current Report on Form 8-K. Information contained on our website is not incorporated by reference into this Proxy Statement, and you should not consider the information contained on our website to be part of this Proxy Statement.
Securities Trading Policy (Insider Trading and Hedging)
The Board has adopted an insider trading policy (the “Insider Trading Policy”), governing transactions in the Company’s securities by directors, officers and employees, that is reasonably designed to promote compliance with insider trading laws, rules and regulations. The Insider Trading Policy also prohibits hedging or monetization transactions with respect to our securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. In addition, the Insider Trading Policy prohibits trading in derivative securities related to our Class A ordinary shares, which include publicly traded call and put options, engaging in short selling of our Class A ordinary shares, purchasing our Class A ordinary shares on margin or holding it in a margin account and pledging our shares as collateral for a loan. A copy of the Insider Trading Policy is filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.
Incentive Compensation Recoupment Policy
In 2023, our Board adopted a written compensation recovery policy (the “Clawback Policy”), in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable Nasdaq rules, a copy of which is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The Clawback Policy provides for the repayment of any incentive compensation paid to our current or former executive officers, where the payments were granted, earned or vested in whole or in part on the attainment of a financial reporting measure and the Company is being required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws. The Clawback Policy applies to incentive compensation received by a covered officer on or after October 2, 2023.

PROPOSAL 2: RATIFICATION OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board has selected WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed that the selection of its independent registered public accounting firm be submitted for ratification by the shareholders at the Annual Meeting. Withum has served as our independent registered public accounting firm since March 29, 2023. Representatives of Withum are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our MAA nor other governing documents or law require shareholders’ ratification of the selection of Withum as our independent registered public accounting firm. However, the Board is submitting the selection of Withum to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.
Changes in Registrant’s Certifying Accountant
Dismissal of Marcum LLP and Engagement of WithumSmith+Brown, PC
As previously disclosed, on March 29, 2023, following the close of the Company’s business combination (the “Business Combination”) with JATT Acquisition Corp. (“JATT”), Marcum LLP (“Marcum”) was dismissed as our independent registered public accounting firm. On the same date, Withum was engaged as our new independent registered public accounting firm for the audit as of and for the year ended December 31, 2023. The dismissal of Marcum and appointment of Withum was done in connection with the closing of the Business Combination and approved by our Audit Committee.
Marcum’s report of independent registered public accounting firm dated March 28, 2023 on the balance sheet of our predecessor, JATT, as of December 31, 2022, the related statements of operations, shareholders’ deficit and cash flows for the period from March 10, 2021 (JATT’s inception) through December 31, 2022 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.
During the period from March 10, 2021 (JATT’s inception) through December 31, 2022 and the subsequent interim period through March 29, 2023, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on JATT’s financial statements for such periods. During the period from March 10, 2021 (JATT’s inception) through December 31, 2022 and the subsequent interim period through March 29, 2023, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) other than the material weakness in internal controls identified by management related to the lack of ability to account for complex financial instruments and the improper accounting and reporting in the JATT’s historical financial statements of certain proceeds from the JATT’s initial public offering.
During the period from March 10, 2021 (JATT’s inception) through December 31, 2022 and the subsequent interim period through March 29, 2023, (i) the Company did not (a) consult with Withum as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (b) receive a written report or oral advice that Withum concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Company did not consult Withum on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We previously provided Marcum with a copy of the disclosures regarding the dismissal reproduced in this proxy statement and received a letter from Marcum addressed to the SEC stating that they agree with the above statements.
Principal Accountant Fees and Services
The following tables present the aggregate fees billed by Withum and Marcum for the fiscal year ended December 31, 2024 and 2023:
Withum
	Fiscal Year
Withum	2024	2023
Audit fees(1)	$350,000	$290,000
Audit-related fees(2)	286,914	430,309
Tax fees	—	—
All other fees(3)	25,475	33,684
Total fees	$662,389	$753,993

(1)
“Audit fees” consisted of fees billed for professional services rendered for the audit of our year-end financial statements and review of our quarterly financial statements.

(2)
“Audit-related fees” consisted of fees billed for services in connection with statutory and regulatory filings or engagements, including review of SEC registration statements and related consents.

(3)
“All other fees” consisted of fees billed for certain data security and technology services.

Marcum
	Fiscal Year
Marcum	2024	2023
Audit fees	$—	$—
Audit-related fees(1)	—	27,810
Tax fees	—	—
All other fees	—	—
Total fees	$—	$27,810

(1)
“Audit-related fees” consisted of fees billed for services normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements, including review of SEC registration statements and related consents.

Pre-Approval Policies and Procedures
Our Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
Our Audit Committee has determined that the rendering of services other than audit services by our independent registered public accounting firm is compatible with maintaining the principal accountant’s independence.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3: APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING
Overview
The Adjournment Proposal, if approved, will allow the chair of the Annual Meeting to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Annual Meeting to approve any or all of the other Proposals. In no event will the Annual Meeting be adjourned beyond the date by which it may properly do so under our MAA and Cayman Islands law.
Consequences if Shareholder Approval is Not Obtained
If the Adjournment Proposal is not approved by our shareholders, the chair of the Annual Meeting will not adjourn the Annual Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Meeting to approve any or all of the Proposals.
THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ADJOURNMENT PROPOSAL

EXECUTIVE OFFICERS
The following table sets forth, for our executive officers, their ages and position held with us as of the date of this proxy statement:
Name	Age	Position(s)
Executive Officers
Robert Lisicki	58	Chief Executive Officer and Director
Verender Badial	52	Chief Financial Officer
Kim Davis	57	Chief Operating Officer, Chief Legal Officer and Corporate Secretary
Kiran Nistala	53	Chief Medical Officer and Head of Development
Gary Whale	51	Chief Technology Officer
The background of Mr. Lisicki is described above under “Information Regarding Director Nominees.”
Verender S. Badial has served as our Chief Financial Officer since March 2023 and was previously JATT’s chief financial officer since July 2021. He has more than 20 years of experience as an investment banker and is currently Managing Director of Cryfield Investments, which he founded in 2015 and is responsible for the corporate finance services and capital fundraising activities. Between 1997 and 2015, Mr. Badial held executive functions in the Equity Capital Markets departments of Rothschild (ABN AMRO) and Societe Generale, allowing him to leverage rich experience in structuring and executing equity capital markets transactions as well as building up an extensive network. Mr. Badial also held the role of Managing Director with Rothschild (ABN AMRO) and Societe Generale within the investment banks and is experienced in both buy- and sell-side advisory transactions incorporating leveraged and structured equity and debt finance solutions with a key focus on financial sponsor portfolios in pharma and healthcare. Mr. Badial brings unique capabilities for the target identification and business combination processes based on his expertise from acquiring and funding numerous corporates, raising capital for M&A and IPOs coupled with significant expertise in analyzing potential financial or management improvements to operational businesses. Mr. Badial graduated with an honor’s degree from the London School of Economics & Political Science.
Kim Davis has served as Chief Operating Officer, Chief Legal Officer and Corporate Secretary since March 2025. Ms. Davis was previously our Chief Legal Officer and Corporate Secretary from March 2023 to March 2025 and served in such positions at Legacy Zura since September 2022. Previously, Ms. Davis served as Vice President, Deputy General Counsel and Chief Compliance Officer of Arena from 2020 until its acquisition by Pfizer in September 2022. From 2014 to 2020, Ms. Davis was Vice President and Chief Compliance Officer of Kaleo, Inc. From 2011 to 2014, Ms. Davis was Vice President and Health Care Law & Compliance Officer of Impax Laboratories, Inc. (now Amneal Pharmaceuticals LLC). In previous roles, Ms. Davis was Executive Director from 2008 to 2011 and Associate General Counsel from 2000 to 2008 at Amgen, Inc. Ms. Davis holds a Juris Doctor from Pepperdine University School of Law, and a Bachelor of Arts in Business Management from Sweet Briar College.
Kiran Nistala has served as Chief Medical Officer and Head of Development since November 2023. He is an experienced physician and immunologist with nearly two decades of expertise in translational medicine and the strategic design of clinical trials, spanning a diverse spectrum of medical disorders. His primary areas of specialization encompass rheumatology, dermatology, and respiratory disorders. From March 2020 to October 2023, Dr. Nistala served as the Vice President of late-stage clinical development in Immunology at AstraZeneca, where he was instrumental to their therapeutic build in autoimmune disease. His primary focus was on immunology programs aimed at addressing conditions such as lupus, myositis, and eosinophilic disorders. He led the clinical team and set the strategy for AstraZeneca’s scleroderma Phase 3 trial. Prior to his tenure at AstraZeneca, Dr. Nistala held a series of increasingly senior positions at GlaxoSmithKline from December 2015 to February 2020, where his contributions ranged from pivotal roles in research strategy, immune safety governance boards, design of clinical protocols and championing translational medicine initiatives. In addition to his corporate roles, Dr. Nistala served as an Honorary

Consultant in pediatric rheumatology at Great Ormond Street Hospital for Children NHS Foundation Trust in the United Kingdom, demonstrating his commitment to both academic and clinical excellence. Dr. Nistala earned a bachelor’s degree in Psychology from the University of Cambridge in 1993, an MBBS in 1996 and a PhD in Immunology in 2010 from University College London, and completed his scientific training with a prestigious Clinician Scientist Fellowship from the Wellcome Trust in 2015.
Gary Whale has served as Chief Technology Officer since March 2023 and served in such position at Legacy Zura since February 2023. Before joining Legacy Zura, Dr. Whale was employed as Vice President, Global Head of Technical Operations at EUSA Pharma, from May 2020 until the company was successfully sold in 2022 to a larger Italian specialty care company, Recordati S.p.A. Prior to this, from January 2018 to April 2020, Dr. Whale was Chief Operating Officer at VHsquared, a biotech start-up company. From March 2014 to January 2018, Dr. Whale was VP CMC & Manufacturing Operations at VHsquared. Previously, Dr. Whale spent a number of years at other companies, including: Emergent BioSolutions from January 2007 to June 2013, Microscience Ltd from September 2002 to May 2007 and Proctor and Gamble from November 1996 to October 1999, all of which were in a technical operations role. Dr. Whale holds a bachelor’s degree in Biochemistry and a master’s degree in Microbiology from the University of London, and a PhD in the purification and characterization of bacterial cell surface antigens from Robert Gordon University.

EXECUTIVE COMPENSATION
We have opted to comply with the executive compensation disclosure rules applicable to emerging growth companies and smaller reporting companies, as the Company qualifies as an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 and a “smaller reporting company” under the Exchange Act. The scaled down disclosure rules require compensation disclosure for our principal executive officer and our two most highly compensated executive officers other than the principal executive officer whose total compensation for 2024 exceeded $100,000 and who were serving as executive officers as of December 31, 2024, and up to two additional individuals who served as executive officers during the year ended December 31, 2024, but were not serving in such capacity as of December 31, 2024, if their total compensation is higher than any of the other named executive officers in the preceding group. We refer to these individuals as our “named executive officers.” For 2024, our named executive officers were:
•
Robert Lisicki, Chief Executive Officer and former President and Chief Operating Officer(1);

•
Someit Sidhu, former Chief Executive Officer(2);

•
Kim Davis, Chief Operating Officer, Chief Legal Officer and Corporate Secretary(3); and

•
Kiran Nistala, Chief Medical Officer and Head of Development.

(1)
Mr. Lisicki joined the Company as President and Chief Operating Officer, effective January 8, 2024. In connection with the Chief Executive Officer transition from Dr. Sidhu to Mr. Lisicki (the “CEO Transition”), Mr. Lisicki was promoted to the role of Chief Executive Officer and joined the Board as a non-independent director, effective as of April 8, 2024.

(2)
Dr. Sidhu transitioned from his role as Chief Executive Officer, effective April 8, 2024, and continues to serve on the Board as a non-independent director.

(3)
Ms. Davis was appointed Chief Operating Officer, effective February 27, 2025.

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Robert Lisicki(4) Chief Executive Officer	2024	537,751	316,461	—	5,805,389	—	6,659,601
Someit Sidhu(5)(6) Former Chief Executive Officer	2024	148,415	—	—	—	863,138	1,011,553
	2023	415,519	131,991	—	10,202,828	—	10,750,338
Kim Davis(7) Chief Operating Officer, Chief Legal Officer and Corporate Secretary	2024	437,395	195,744	—	1,141,812	20,700	1,795,651
	2023	425,000	274,250	2,580,076	1,580,520	7,438	4,867,284
Kiran Nistala(6) Chief Medical Officer and Head of Development	2024	409,600	177,357	—	1,933,564	10,454	2,530,975
	2023	14,769	—	—	—	—	14,769

(1)
The amounts reported in this column for 2024 represent the total annual performance-based cash bonuses paid to our named executive officers for the year ending December 31, 2024.

(2)
The amounts reported in this column represent the aggregate grant date fair value of the stock options granted to our named executive officers during the relevant years, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in this column for 2024 are set forth in Note 2 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

(3)
The amounts reported in this column for 2024 for Ms. Davis and Dr. Nistala represent employer matching contributions to their respective 401(k) plan or UK workplace pension scheme during the year ending December 31, 2024. For Dr. Sidhu, the amounts reported in this column for 2024 reflect (a) compensation received by him in connection with the CEO Transition pursuant to the terms of his settlement agreement with the Company, as described below in the narrative to this Summary Compensation Table under the heading “Potential Payments Upon Termination or Change in Control,” which includes (i) a $140,760 cash payment in lieu of the notice required under his employment agreement with the Company, (ii) a $140,760 cash payment as compensation in connection with the CEO Transition, and (iii) a $281,520 cash severance payment; (b) a $14,490 cash payment as reimbursement for tax advice in connection with entering into the settlement agreement; and (c) fees paid to Dr. Sidhu for his service as a non-employee director following the CEO Transition in April 2024, which include (i) a $34,526 cash retainer and (ii) $251,082, which is the grant date fair value of the stock options granted to him for such service as a non-employee director, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of Dr. Sidhu’s non-employee director stock option reported in this column for 2024 are set forth in Note 2 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.
(4)
Mr. Lisicki joined the Company as President and Chief Operating Officer, effective January 8, 2024. Effective April 8, 2024, Mr. Lisicki was promoted to the role of Chief Executive Officer and joined the Board as a non-independent director.

(5)
Dr. Sidhu transitioned from his role as the Company’s Chief Executive Officer, effective April 8, 2024, and continues to serve on the Board as a non-independent director.

(6)
The cash amounts reported in this table for Dr. Sidhu and Dr. Nistala for 2024 have been converted from GBP to USD using the average exchange rate for the year ended December 31, 2024 of 1 GBP = USD$1.28.

(7)
Ms. Davis was appointed Chief Operating Officer effective February 27, 2025.

Narrative to the Summary Compensation Table
We review compensation annually for all employees, including our named executive officers. In setting our named executive officers’ base salaries and bonuses and granting equity incentive awards, we seek to align pay for performance and consider, among other factors, compensation for comparable positions in the market, the historical compensation levels of our named executive officers, individual performance as compared to our expectations and objectives, our desire to motivate our named executive officers to achieve short- and long-term results that are in the best interests of our shareholders, and a long-term commitment to our company.
Base Salaries
Our named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. See “— Employment Arrangements with Our Named Executive Officers” for additional information.
The following table sets forth the annual base salaries for our named executive officers for 2023 and 2024, at year end, or, in the case of Dr. Sidhu, the date of his termination as Chief Executive Officer:
Name	2023 Base Salary Rate ($)	2024 Base Salary Rate ($)
Robert Lisicki(1)	—	585,000
Someit Sidhu(2)(3)	527,000	563,036
Kim Davis	425,000	439,875
Kiran Nistala(3)	396,800	409,600

(1)
Mr. Lisicki joined the Company as President and Chief Operating Officer, effective January 8, 2024. Until his transition to Chief Executive Officer effective April 8, 2024, Mr. Lisicki’s annual base salary rate as President and Chief Operating Officer was $440,000.

(2)
Dr. Sidhu transitioned from his role as the Company’s Chief Executive Officer, effective April 8, 2024, and continues to serve on the Board as a non-independent director.

(3)
The amounts reported in this table for Dr. Sidhu and Dr. Nistala have been converted from GBP to USD using the average exchange rate for the year ended December 31, 2023 of 1 GBP = USD$1.24 and for the year ended December 31, 2024 of 1 GBP = USD$1.28.

Annual Cash Bonuses
We seek to motivate and reward our executives for achievements relative to our corporate goals and expectations for each fiscal year. In accordance with the terms of their respective employment agreements, our named executive officers are eligible to receive discretionary annual bonuses of up to a percentage of each executive’s gross base salary based on individual performance, company performance or as otherwise determined appropriate, as determined by the Compensation Committee of the Board.
The following table sets forth the discretionary bonus amounts approved for our named executive officers for 2024, also set forth above in the Summary Compensation Table in the column titled “Bonus”:
Name	2024 Bonus Amount ($)
Robert Lisicki	316,461
Someit Sidhu(1)	—
Kim Davis	195,744
Kiran Nistala(2)	177,357

(1)
Dr. Sidhu transitioned from his role as the Company’s Chief Executive Officer, effective April 8, 2024, and did not receive an annual cash bonus payment for fiscal year 2024.

(2)
The 2024 bonus amount reported in this table for Dr. Nistala has been converted from GBP to USD using the average exchange rate for the year ended December 31, 2024 of 1 GBP = USD$1.28.

Equity-Based Incentive Awards
Our equity-based incentive awards granted to our named executive officers are designed to align our interests and those of our shareholders with those of our employees and consultants, including our named executive officers. As of the date of this proxy statement, RSUs and share options were the only form of equity awards we have granted to any of our named executive officers.
We use share options as an incentive for long-term compensation to our named executive officers because the share options allow our named executive officers to profit from this form of equity compensation only if our share price increases relative to the share option’s exercise price, which exercise price is set at the fair market value of our Class A ordinary shares on the date of grant. Vesting of equity awards is generally tied to each officer’s continuous service with us and serves as an additional retention measure. We may grant equity awards at such times as the Board or Compensation Committee determines appropriate. Our executives generally are awarded an initial grant in the form of a share option award in connection with their commencement of employment with us. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance. Share options and RSUs typically vest over a period of four years from the date of grant, subject to the named executive officer’s continued service to us through each applicable vesting date. See “— Outstanding Equity Awards at Fiscal Year-End Table.”

Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information regarding outstanding equity awards for each of our named executive officers as of December 31, 2024. All of the equity awards shown in the table below were granted under our 2023 Equity Incentive Plan (the “2023 Plan”).
Name	Date Granted	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Robert Lisicki	1/24/2024(2)	—	600,000	3.98	1/24/2034	—	—
	3/26/2024(2)	—	400,000	3.98	3/26/2034	—	—
	6/18/2024(3)	—	1,050,000	3.38	6/18/2034	—	—
	12/9/2024(4)	19,500	97,500	2.76	12/9/2034	—	—
Someit Sidhu	5/18/2023(5)	1,700,000	250,000	0.01	5/18/2033	—	—
	12/9/2024(4)	19,500	97,500	2.76	12/9/2034	—	—
Kim Davis	3/15/2023(2)	94,666	111,881	1.20	3/15/2033	—	—
	5/18/2023(6)	—	—	—	—	369,286	923,215
	6/18/2024(3)	—	420,000	3.38	6/18/2034	—	—
Kiran Nistala	1/24/2024(2)	94,791	255,209	3.98	1/24/2034	—	—
	6/18/2024(3)	—	285,000	3.38	6/18/2034	—	—

(1)
The amounts in this column represent the market value of the shares of our common stock underlying the stock awards as of December 31, 2024, based on the closing price of our common stock, as reported on Nasdaq, of $2.50 per share on December 31, 2024.

(2)
This option award vests over a period of four years with 25% of the shares underlying the option vesting on the first anniversary of the grant date and 2.083% of the shares underlying the option vesting on a monthly basis thereafter, subject to continued service through each vesting date.

(3)
This option award vests over a period of four years with 25% of the shares underlying the option vesting on the first anniversary of the grant date and the remaining 75% of the shares underlying the option vesting on quarterly basis thereafter, subject to continued service through each vesting date.

(4)
This option award, which was granted to Dr. Sidhu for his service as a non-employee director following the CEO Transition on April 8, 2024, vests in twelve equal monthly installments beginning on October 23, 2024; provided, that any remaining unvested portion of the option award will vest as of the day immediately preceding the Annual Meeting, subject to continued service as a director through each vesting date.

(5)
1,700,000 of the shares subject to this option award vested as of July 24, 2024. 250,000 of the shares subject to this option will vest and become exercisable in equal tranches on each of the first, second and third anniversaries of April 8, 2024.

(6)
This RSU award vests over a period of four years with 25% of the RSUs subject to the award having vested on May 18, 2024 and 25% of the RSUs subject to the award vesting on each of the next three anniversaries of the grant date, subject to continued service through each vesting date.

We may in the future, on an annual basis or otherwise, grant additional equity awards to our named executive officers pursuant to our 2023 Plan.
Other Compensation and Benefits
All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental and vision plans, in each case on the same basis as all of our other employees.

We pay the premiums for the medical, group life, disability, and accidental death and dismemberment insurance for all of our employees, including our named executive officers. We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. None of our named executive officers participated in any defined benefit pension plans or any non-qualified deferred compensation plans for the fiscal years ended December 31, 2024 and 2023. The Company generally does not make any gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.
Retirement Benefits
We maintain a 401(k) retirement savings plan for our U.S.-based employees, including our U.S.-based named executive officers, who satisfy certain eligibility requirements. We make a 401(k) employer matching contribution of 6% of 100% of an employee’s elective deferral up to the qualified retirement plan contribution limits. Our U.S.-based named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time U.S.-based employees. Our 401(k) plan is intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our U.S.-based employees, including our U.S.-based named executive officers, in accordance with our compensation policies.
In accordance with the U.K. Pensions Act 2008 (the “Pensions Act”), we have established a workplace pensions scheme available for all our employees in the UK, including our named executive officers in the UK, which is equivalent to a defined contribution plan. In accordance with the Pensions Act, all eligible employees are automatically enrolled upon joining our company unless they advise they wish to opt out. As defined by the Pensions Act, the current required contributions are 5% employee and 3% employer. We match employee contributions up to a maximum of 6%. Contributions made by us vest immediately.
Employment Agreements with Our Named Executive Officers
Robert Lisicki
On January 3, 2024, the Company entered into an Employment Agreement with Mr. Lisicki (the “Lisicki Agreement”), effective as of January 8, 2024, under which he commenced employment with the Company in his former role of President and Chief Operating Officer. The terms of the Lisicki Agreement provide the following compensation and benefits while he is employed on an at-will basis:
•
Annual salary equal to $440,000.

•
Eligibility to earn a performance bonus of up to 40% of his annual salary, based on performance.

Effective April 8, 2024, Mr. Lisicki was appointed the Company’s Chief Executive Officer and became a member of the Board. Pursuant to his appointment as Chief Executive Officer, the Board approved an increase in Mr. Lisciki’s annual salary from $440,000 to $585,000 and an increase in his target bonus opportunity from 40% of his annual base salary to 50% of his annual base salary, each effective as of April 8, 2024. Effective as of January 1, 2025, Mr. Lisicki’s annual salary was increased to $631,800 with a target bonus opportunity of 55% of his annual base salary. The terms of the Lisicki Agreement otherwise remain in effect.
Under the terms of the Lisicki Agreement, the Company or Mr. Lisicki may terminate his employment with or without cause upon 90 days’ notice. The Company may, in its sole discretion, elect to pay Mr. Lisicki in lieu of permitting him to work through the notice period.
Someit Sidhu
On April 7, 2023, the Company entered into a Service Agreement with Dr. Someit Sidhu with respect to his former role as the Company’s Chief Executive Officer (the “Sidhu Agreement”), effective as of March 20, 2023. The terms of the Sidhu Agreement provided the following compensation and benefits while Dr. Sidhu was employed as Chief Executive Officer:

•
Annual salary equal to $535,500 (converted from GBP to USD using the average exchange rate for the year ended December 31, 2024 of 1 GBP = USD$1.28).

•
Eligibility to earn a discretionary bonus.

•
Reimbursement of Dr. Sidhu’s reasonable travel, hotel and entertainment expenses.

During 2024, the Sidhu Agreement also provided for certain payments and benefits in connection with a termination of employment, as described below under the heading “Potential Payments Upon Termination or Change in Control.” On April 8, 2024, Dr. Sidhu transitioned from his role as Chief Executive Officer and entered into a settlement agreement with the Company, as described below under the heading “Potential Payments Upon Termination or Change in Control — Someit Sidhu,” and the Sidhu Agreement was terminated. Dr. Sidhu continues to serve as a non-independent director on our Board.
Kim Davis
On November 22, 2022, the Company entered into an Offer Letter Agreement with Ms. Davis (the “Davis Agreement”), effective as of November 28, 2022. In connection with her executing the Davis Agreement, Ms. Davis received in January 2023 a signing bonus in the amount of $121,250. The terms of the Davis Agreement provide that she is eligible to receive the following compensation and benefits while she is employed with the Company on an at-will basis:
•
Annual salary equal to $425,000.

•
Eligibility to earn an annual performance bonus with a target of 40% of her annual salary.

On February 27, 2025, Ms. Davis’s title was changed to Chief Operating Officer, Chief Legal Officer and Corporate Secretary and her annual salary was increased to $493,000 with a target bonus opportunity of 40% of her annual base salary, effective January 1, 2025.
Kiran Nistala
On November 30, 2023, Zura Bio Limited, a company registered in England and Wales (“Zura UK”) entered into a Service Agreement with its Executive Vice President and Chief Medical Officer, Dr. Kiran Nistala (the “Nistala Agreement”). The terms of the Nistala Agreement provide that he is eligible to receive the following compensation and benefits while he is employed by Zura UK:
•
Annual salary equal to $409,600 (converted from GBP to USD using the average exchange rate for the year ended December 31, 2024 of 1 GBP = USD$1.28).

•
Eligibility to earn an annual performance bonus with a target of 40% of his annual salary.

•
Participation in Zura UK’s benefit plans, subject the terms and conditions of those benefit plans as may be amended from time to time.

Effective as of January 1, 2025, Dr. Nistala’s annual salary was increased to $453,000 with a target bonus opportunity of 40% of his annual base salary.
The Nistala Agreement is terminable by either Dr. Nistala or Zura UK on not less than three (3) months’ written notice. Zura UK may, in its sole discretion, terminate employment with immediate effect and make a payment in lieu of this notice period or may place Dr. Nistala on garden leave for the whole or part of this notice period.
The Nistala Agreement provides for additional payments in connection with a termination of employment, as described below under the heading “Potential Payments Upon Termination or Change in Control.”
Potential Payments Upon Termination or Change in Control
Regardless of the manner in which a named executive officer’s service terminates, each named executive officer is entitled to receive amounts earned during his or her term of service, including unpaid salary and unused vacation.

Someit Sidhu
While the Sidhu Agreement was in effect, it could be terminated by either party giving the other not less than three (3) months’ prior notice, subject to the Company’s right to buy out the three month notice period in its discretion by providing garden leave and its right to terminate the Sidhu Agreement immediately for cause (as defined under the Sidhu Agreement) without further payment of compensation except as required by law or for reimbursement of eligible incurred expenses. If Dr. Sidhu’s employment were terminated by the Company without cause, Dr. Sidhu would have been entitled to receive severance payments equal to six (6) months’ salary, subject to signing a release and complying with the obligations under his agreement. The Sidhu Agreement also contained certain customary obligations, including confidentiality and cooperation.
As previously disclosed, Dr. Sidhu transitioned from his role as the Company’s Chief Executive Officer, effective April 8, 2024. In connection with the CEO Transition, the parties entered into a settlement agreement (the “Settlement Agreement”) pursuant to which the Company agreed, so long as Dr. Sidhu did not revoke the Settlement Agreement and met his obligations thereunder, to pay Dr. Sidhu his accrued salary as of April 8, 2024, $140,760 in lieu of the notice required under the Sidhu Agreement, $140,760 as compensation in connection with the CEO Transition and $278,346 as a severance payment. In addition, the Settlement Agreement provided for accelerated or continued vesting of then-unvested and outstanding stock options held by Dr. Sidhu with respect to a total of 1,950,000 Class A ordinary shares (“Sidhu Option Shares”). The vesting and exercisability of 1,000,000 Sidhu Option Shares accelerated as of July 24, 2024, with such Sidhu Option Shares remaining exercisable until their expiration date, and 250,000 Sidhu Option Shares will vest and become exercisable in equal tranches on each of the first, second and third anniversaries of April 8, 2024. Further, the Company determined that 700,000 Sidhu Option Shares would be fully exercisable until their expiration date. The separation agreement also contains a release of claims and incorporates customary obligations of confidentiality and non-disparagement. Dr. Sidhu continues to serve as a non-independent director on our Board.
Kiran Nistala
In addition to the Nistala Agreement’s three (3) month notice period described above, if Dr. Nistala’s employment is terminated by Zura UK without cause, Dr. Nistala would be entitled to a severance payment equal to three (3) months’ base salary, subject to signing a release and complying with his obligations under the Nistala Agreement. The Nistala Agreement also contains certain customary obligations, including confidentiality and cooperation.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
From time to time, the Company grants stock options to its employees, including the named executive officers. Consistent with our annual compensation cycle, if stock options are to be granted, the Compensation Committee generally seeks to grant annual stock option awards in connection with their conducting and completing such annual review, which typically occurs in approximately the first quarter of each year. The Company has also granted new-hire option awards on or soon after a new hire’s employment start date. Additionally, non-employee directors receive grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board and at the time of each annual meeting of the Company’s shareholders, as further described under “Narrative to Director Compensation Table — 2024 Director Compensation Program” below. The Company does not seek to time the award of stock options in relation to the Company’s public disclosure of material non-public information and does not seek to time the release of material non-public information for the purpose of benefiting the value of executive compensation.

DIRECTOR COMPENSATION
The following table sets forth information regarding the compensation of our non-employee directors earned for service on our Board during the year ended December 31, 2024. Dr. Sidhu, our Founder and former Chief Executive Officer, was also a member of our Board in 2024. The compensation of Dr. Sidhu is set forth in the section titled “Executive Compensation — Summary Compensation Table.”
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Amit Munshi	$87,125	$251,082	$338,207
Jennifer Jarrett	$56,125	$251,082	$307,207
Neil Graham	$54,125	$251,082	$305,207
Sandeep Kulkarni	$66,125	$251,082	$317,207
Steve Schoch	$64,125	$251,082	$315,207
Parvinder Thiara	$64,125	$408,969	$473,094
Arnout Ploos van Amstel	$54,125	$410,206	$466,331

(1)
The amounts reported in this column represent the aggregate grant date fair value of the stock options granted to our non-employee directors, computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 2 to our audited financial statements for the year ended December 31, 2024, included in our Annual Report on Form 10-K for the year ended December 31, 2024.

(2)
The following table provides information regarding the aggregate number of Class A ordinary shares underlying options and stock awards granted to our non-employee directors that were outstanding as of December 31, 2024:

Name	Stock Awards Outstanding at Year-End (#)	Option Awards Outstanding at Year-End (#)
Amit Munshi	374,995	1,553,373
Jennifer Jarrett	—	137,406
Neil Graham	—	137,406
Sandeep Kulkarni	—	670,386
Steve Schoch	—	137,406
Parvinder Thiara	—	165,149
Arnout Ploos van Amstel	—	165,149
Narrative to Director Compensation Table
2024 Director Compensation Program
Each non-employee director received the following compensation for service on our Board in 2024:
•
an annual cash retainer of $50,000 (plus an additional $25,000 for the non-executive chair of our Board), which was reduced to $40,000, effective as of October 23, 2024;

•
an additional annual cash retainer of $8,000, $6,000 and $6,000 for service as a member of the Audit Committee, Compensation Committee and the Nominating and Governance Committee, respectively;

•
an additional annual cash retainer of $16,000, $12,000 and $10,000 for service as chair (in lieu of the additional annual cash retainer for services as a member) of the Audit Committee, Compensation Committee and the Nominating and Governance Committee, respectively;

•
an initial option grant to purchase 48,149 of our Class A ordinary shares on the date of each such non-employee director’s appointment to our Board; and

•
an annual option grant to purchase 117,000 of our Class A ordinary shares on the date of each of our annual shareholder meetings.

We also reimburse all of our non-employee directors for their reasonable out of pocket expenses incurred in attending Board and committee meetings.
Each of the option grants described above were granted under our 2023 Plan. Each initial option grant will vest and become exercisable subject to the director’s continuous service to us through each of the first three anniversaries of the date of grant or the next annual shareholder meeting. Each annual option grant will vest and become exercisable subject to the director’s continuous service to us through the first anniversary of the date of grant. The term of each option will be ten years, subject to earlier termination as provided in our 2023 Plan.
2025 Director Compensation Program
Our Board adopted a non-employee director compensation policy (“Non-Employee Director Policy”), effective April 1, 2025, that is applicable to each member of our board of directors who is not also serving as an employee or consultant. Pursuant to the Non-Employee Director Policy, each non-employee director will receive the following compensation for service on our Board:
•
an annual cash retainer of $40,000 for eligible directors;

•
an additional cash retainer of $25,000 for service as chair of the Board;

•
an annual cash retainer of $8,000, $6,000 and $6,000 for service as a member of the Audit Committee, Compensation Committee and the Nominating and Governance Committee, respectively; and

•
an annual cash retainer of $16,000, $12,000 and $10,000 for service as chair of the Audit Committee, Compensation Committee and the Nominating and Governance Committee, respectively.

Each eligible director, will, upon the date of his or her initial election or appointment, be granted a stock option to purchase the lesser of (i) 51,000 Class A ordinary shares and (ii) the maximum number of Class A ordinary shares that would result in the option having a value of not more than $200,000 (the “Initial Option Grant”). Each Initial Option Grant will vest in a series of twelve (12) successive substantially equal monthly installments over the one-year period measured from the date of grant; provided, that any remaining unvested portion of the Initial Option Grant will vest as of the day immediately preceding the next annual general meeting.
Additionally, on the date of each annual general meeting of shareholders, each eligible director will automatically be granted a stock option to purchase the lesser of (i) 51,000 Class A ordinary shares and (ii) the maximum number of Class A ordinary shares that would result in the option having a value of not more than $200,000 (the “Annual Option Grant”). Each Annual Option Grant will vest in a series of twelve (12) successive substantially equal monthly installments over the one-year period measured from the date of grant; provided, that any remaining unvested portion of the Annual Option Grant will vest as of the day immediately preceding the next annual general meeting. Each Annual Option Grant will be prorated for each eligible director who was first elected or appointed to the Board less than one year prior to the applicable annual general meeting, as follows: the number of shares underlying each Annual Option Grant shall be multiplied by a fraction, the numerator of which is the number of days between commencement of service as an eligible director and the date of such annual general meeting, and the denominator of which is 365.
Each stock option described above will be granted under our 2023 Plan. The term of each stock option will be ten years from the grant date, subject to earlier termination as provided in the 2023 Plan, provided that upon a termination of continuous service other than for death or “cause” (as such term is defined in the 2023 Plan), the post-termination exercise period will be six (6) months from the date of termination.
We will also reimburse each non-employee director for ordinary, necessary, and reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in Board and committee meetings.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2024.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	13,469,665(2)	2.88	1,863,283(3)
Equity compensation plans not approved by shareholders	—	—	—
Total	13,469,665		1,863,283

(1)
The weighted average exercise price relates only to stock options. The calculation of the weighted average exercise price does not include outstanding equity awards that are received or exercised for no consideration.

(2)
Includes (a) 11,087,747 stock options outstanding under the 2023 Plan; (b) 876,923 restricted stock units outstanding (assuming 100% vesting) under the 2023 Plan; (c) 374,995 restricted share awards outstanding (assuming 100% vesting) under the 2023 Plan; and (d) a grant of 1,130,000 stock options to purchase Class A ordinary shares issued to Amit Munshi outside of the 2023 Plan and approved by the Company’s shareholders on June 1, 2023, and administered under the 2023 Plan. No shares have been issued under the Company’s 2023 Employee Stock Purchase Plan (“ESPP”).

(3)
Represents the number of securities remaining available for future issuance under shareholder-approved equity compensation plans, which is comprised of (i) 11,759,582 Class A ordinary shares authorized for issuance under the 2023 Plan, reduced by 13,926,197 Class A ordinary shares that were issued or to be issued upon exercise of outstanding options or vesting of restricted share units, and (ii) 4,029,898 Class A ordinary shares authorized for issuance under the ESPP. The Class A ordinary shares issuable under the 2023 Plan are subject to an annual increase on January 1st of each calendar year beginning on January 1, 2024 and ending on and including January 1, 2029, equal to the lesser of (i) 5.0% of the aggregate number of Class A ordinary shares outstanding on the final day of the immediately preceding calendar year, (ii) 8,059,796 Class A ordinary shares or (iii) such smaller number of shares as is determined by the Board. Pursuant to the terms of the 2023 Plan, the number of shares available under the 2023 Plan was increased by 3,264,877 shares effective as of January 1, 2025, which is not reflected in the table above. The Class A ordinary shares issuable under the ESPP are subject to an annual increase on January 1st of each calendar year beginning on January 1, 2024 and ending on and including January 1, 2029, equal to the aggregate number of Class A ordinary shares added to the 2023 Plan for such year. Pursuant to the terms of the ESPP, the number of shares available under the ESPP was increased by 3,264,877 shares effective as of January 1, 2025, which is not reflected in the table above. The ESPP enables eligible employees of the Company and designated affiliates to purchase Class A ordinary shares at a discount of 15%. As of the date hereof, no shares have been issued under the ESPP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding the beneficial ownership of our Class A ordinary shares as of April 1, 2025 by: (i) each of our named executive officers and directors; (ii) all of our executive officers and directors as a group; and (iii) each person or entity, or group of affiliated persons or entities, known by us to beneficially own more than 5% of our outstanding Class A ordinary shares.
Information with respect to beneficial ownership is based on information furnished to us by each director, executive officer or shareholder who holds more than 5% of our outstanding Class A ordinary shares, and Schedules 13G or 13D filed with the SEC, as the case may be. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and pre-funded warrants that are currently exercisable within 60 days of April 1, 2025. Options and pre-funded warrants to purchase Class A ordinary shares that are exercisable within 60 days of April 1, 2025 are deemed to be beneficially owned by the persons holding these options and pre-funded warrants for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all Class A ordinary shares listed as beneficially owned by him or her, except for Class A ordinary shares owned jointly with that person’s spouse.
We have based our calculation of beneficial ownership on 68,374,998 of our Class A ordinary shares outstanding as of April 1, 2025, which does not reflect the surrender of 3,500,000 and 3,000,000 Class A ordinary shares by the Venrock Holders and AI Biotechnology (each as defined below), respectively, for no consideration, and the pre-funded warrants the Company issued to the Venrock Holders and AI Biotechnology to purchase 3,500,000 and 3,000,000 Class A ordinary shares, respectively, pursuant to the 2025 Warrant Exchange (as defined herein). See “Certain Relationships and Related Transactions — Warrant Exchanges — April 2025 Warrant Exchanges” in this proxy statement for more information. Unless otherwise indicated, the address for each of the shareholders in the table below is c/o Zura Bio Limited, 1489 W. Warm Springs Rd., #110, Henderson, Nevada.
Name of Beneficial Owner	Number of Shares	Percentage of Shares
5% and Greater Shareholders:
Entities affiliated with Venrock Healthcare Capital Partners(1)	7,031,166	9.99%
AI Biotechnology LLC(2)	7,139,225	9.99%
Entities affiliated with Deep Track Capital, L.P.(3)	6,172,735	8.66%
Hana Immunotherapeutics LLC(4)	5,404,274	7.90%
Suvretta Capital Management, LLC(5)	4,860,939	7.11%
Entities affiliated with Baker Bro. Advisors LP(6)	4,827,808	6.60%
Named Executive Officers, Directors and Director Nominees:
Robert Lisicki(7)	384,916	*
Kim Davis(8)	358,069	*
Kiran Nistala(9)	134,445	*
Someit Sidhu(10)	6,004,595	8.56%
Amit Munshi(11)	1,568,467	2.26%
Sandeep Kulkarni(12)	501,444	*
Arnout Ploos van Amstel(13)	184,300	*
Steve Schoch(14)	82,809	*
Jennifer Jarrett(15)	82,809	*
Neil Graham(16)	82,809	*
Parvinder Thiara(17)	84,300	*
Dan Becker(18)	—	—
All current executive officers, directors and director nominees as a group (15 individuals)	10,407,705	14.23%

(*)
Represents beneficial ownership of less than 1%.

(1)
The indicated ownership is based in part on a Schedule 13G filed with the SEC on November 14, 2024 by Venrock Healthcare Capital Partners III, L.P., VHCP Co-Investment Holdings III, LLC, Venrock Healthcare Capital Partners EG, L.P., VHCP Management III, LLC, VHCP Management EG, LLC, Nimish Shah and Bong Koh (collectively, the “Venrock Holders”). Consists of (i) 959,248 Class A ordinary shares and 1,312,029 Class A ordinary shares underlying pre-funded warrants (“PFWs”), which are exercisable at any time or times on or after the date of issuance, held by Venrock Healthcare Capital Partners III, L.P.; (ii) 96,005 Class A ordinary shares and 131,263 Class A ordinary shares underlying PFWs, which are exercisable at any time or times on or after the date of issuance, held by VHCP Co-Investment Holdings III, LLC; and (iii) 3,967,913 Class A ordinary shares and 4,577,950 Class A ordinary shares underlying PFWs, which are exercisable at any time or times on or after the date of issuance, held by Venrock Healthcare Capital Partners EG, L.P. Under the terms of the PFWs, the Company shall not effect the exercise of any portion of the PFWs, and the holder shall not have the right to exercise any portion of such PFWs, if, upon giving effect to such exercise, the aggregate number of Class A ordinary shares beneficially owned by the holder (together with its affiliates and other attribution parties) would exceed 9.99% of the number of Class A ordinary shares outstanding immediately after giving effect to the exercise. All of the (i) 959,248 Class A ordinary shares and PFWs exercisable into 437,543 Class A ordinary shares, held by Venrock Healthcare Capital Partners III, L.P.; (ii) 96,005 Class A ordinary shares and PFWs exercisable into 43,774 Class A ordinary shares, held by VHCP Co-Investment Holdings III, LLC; and (iii) 3,967,913 Class A ordinary shares and PFWs exercisable into 1,526,682, held by Venrock Healthcare Capital Partners EG, L.P., may be deemed to be beneficially owned as of April 1, 2025. The principal business addresses of each of the Venrock Holders is 7 Bryant Park, 23rd Floor, New York, NY 10018.

(2)
The indicated ownership is based in part on a Schedule 13G/A filed with the SEC on February 14, 2024 by AI Biotechnology LLC (“AI Biotechnology”), Access Industries Holdings LLC (“AIH”), Access Industries Management, LLC (“AIM”) and Len Blavatnik (collectively with AI Biotechnology, AIH and AIM, the “AI Reporting Persons”). Consists of (i) 4,052,725 Class A ordinary shares held directly by AI Biotechnology and (ii) 10,146,346 Class A ordinary shares issuable upon the conversion of PFWs held directly by AI Biotechnology, which are exercisable at any time or times on or after the date of issuance (the “AI PFWs”). Under the terms of the AI PFWs, the Company shall not effect the exercise of any portion of the AI PFWs, and the holder shall not have the right to exercise any portion of such AI PFWs, if, upon giving effect to such exercise, the aggregate number of Class A ordinary shares beneficially owned by the holder (together with its affiliates and other attribution parties) would exceed 9.99% of the number of Class A ordinary shares outstanding immediately after giving effect to the exercise, as calculated under Rule 13d-3 of the Exchange Act; provided, however, that AI Biotechnology may increase or decrease the foregoing beneficial ownership limitation by giving notice to the Company (such notice not to be effective until the sixty-first day after the notice is delivered to the Company), but not to exceed any percentage in excess of 19.99% (the “Beneficial Ownership Blocker”). All of the 4,052,725 Class A ordinary shares and AI PFWs exercisable into 3,086,500 Class A ordinary shares may be deemed to be beneficially owned as of April 1, 2025 pursuant to the Beneficial Ownership Blocker, are held directly by AI Biotechnology and may be deemed to be beneficially owned by AIM, AIH and Mr. Blavatnik because (i) Mr. Blavatnik controls AIM and AIH, (ii) AIM controls AIH, and (iii) AIH indirectly controls all of the outstanding voting units of AI Biotechnology. Each of AIH, AIM and Mr. Blavatnik, and each of their affiliated entities and the officers, partners, members and managers thereof, disclaims beneficial ownership of these securities. The principal business address of each of the AI Reporting Persons is c/o Access Industries, Inc., 40 West 57th Street, 28th Floor, New York, NY 10019.

(3)
The indicated ownership is based in part on a Schedule 13G/A filed with the SEC on April 22, 2024 by Deep Track Capital, L.P., Deep Track Biotechnology Master Fund, Ltd. and David Kroin. Consists of (i) 3,283,783 Class A ordinary shares and (ii) 2,888,952 Class A ordinary shares that may be acquired through the exercise of pre-funded warrants held of record by Deep Track Biotechnology Master Fund, Ltd. Deep Track Capital, LP (the “Investment Manager”) is the Investment Manager of Deep Track Biotechnology Master Fund, Ltd. Deep Track Capital GP, LLC (the “General Partner”) is the General Partner of the Investment Manager. David Kroin is the managing member of the General

Partner. Under the terms of the pre-funded warrants, the Company may not effect the exercise of any portion of the PFWs, and the holder shall not have the right to exercise any portion of the PFWs, if, upon giving effect to such exercise, the aggregate number of Class A ordinary shares beneficially owned by the holder (together with its affiliates and other attribution parties) would exceed 9.99% of the number of Class A ordinary shares outstanding immediately after giving effect to the exercise. All of the 3, 283,783 Class A ordinary shares and pre-funded warrants exercisable into 2,888,952 Class A ordinary shares may be deemed to be beneficially owned as of April 1, 2025. The address of the holders is 200 Greenwich Avenue, 3rd Floor, Greenwich, CT 06830.
(4)
The indicated ownership is based on a Schedule 13G filed with the SEC on April 5, 2023 by Hana Immunotherapeutics LLC (“Hana”) and Chris Kim (together, the “Hana Reporting Persons”). Consists of 5,404,274 Class A ordinary shares, which are held of record by Hana. Mr. Kim is the controlling shareholder of Hana. Mr. Kim has voting and dispositive power over, and may be deemed to be the beneficial owner of, the shares held by Hana. The business address of each of the Hana Reporting Persons is 2064 Christie St., Fullerton, CA 92833.

(5)
The indicated ownership is based in part on a Schedule 13G/A filed with the SEC on November 14, 2024 by Suvretta Capital Management (“Suvretta Capital”). Includes 4,860,939 Class A ordinary shares held by Averill Master Fund, Ltd (“Averill”). Suvretta Capital is the investment manager of Averill. Aaron Cowen is a control person of Suvretta Capital and as such may be deemed to beneficially own these shares. The address of the principal business office of Averill, Suvretta Capital and Aaron Cowen is 540 Madison Avenue, 7th Floor, New York, NY 10022.

(6)
Consists of (i) 4,415,755 Class A ordinary shares issuable pursuant to 4,415,755 pre-funded warrants held of record by Baker Brothers Life Sciences, L.P. and (ii) 412,053 Class A ordinary shares issuable pursuant to 412,053 pre-funded warrants held of record by 667 L.P. Under the terms of the pre-funded warrants, the Company may not effect the exercise of any portion of the pre-funded warrants, and the holders shall not have the right to exercise any portion of the pre-funded warrants, if, upon giving effect to such exercise, the aggregate number of Class A ordinary shares beneficially owned by the holders (together with their affiliates and other attribution parties) would exceed 4.99% of the number of Class A ordinary shares outstanding immediately after giving effect to the exercise. Baker Brothers Life Sciences, L.P. and 667 L.P. are direct holders and under the advisement of Baker Bros. Advisors LP. Baker Bros. Advisors (GP) LLC is the sole general partner of Baker Bros. Advisors LP. Julian C. Baker and Felix. J. Baker are managing members of Baker Bros. Advisors (GP) LLC. The address of Baker Brothers Life Sciences, L.P. and 667 L.P. is 860 Washington Street, 3rd Floor, New York, NY 10014.

(7)
Consists of 384,916 Class A ordinary shares issuable pursuant to options exercisable within 60 days of April 1, 2025.

(8)
Consists of (i) 123,095 Class A ordinary shares held of record by Ms. Davis and (ii) 111,879 Class A ordinary shares issuable pursuant to options exercisable and 123,095 Class A ordinary shares Ms. Davis is expected to receive pursuant to RSUs scheduled to vest, in each case, within 60 days of April 1, 2025.

(9)
Consists of (i) 3,195 Class A ordinary shares held of record by Dr. Nistala and (ii) 131,250 Class A ordinary shares issuable pursuant to options exercisable within 60 days of April 1, 2025.

(10)
Consists of (i) 2,807,389 Class A ordinary shares held of record by Dr. Sidhu, (ii) 1,768,250 Class A ordinary shares issuable pursuant to options exercisable within 60 days of April 1, 2025 held of record by Dr. Sidhu, (iii) 1,186,901 Class A ordinary shares held of record by Pegasus LLC (“Pegasus”) and (iv) 242,055 Class A ordinary shares held of record by JATT Ventures, L.P. a Cayman Islands exempted limited partnership (“JATT L.P.”) Dr. Sidhu is the sole member of Pegasus and the sole director of JATT Ventures, Ltd., which is the sole general partner of JATT L.P., and has voting and dispositive power over the Class A ordinary shares held by each of Pegasus and JATT L.P.

(11)
Consists of (i) 652,386 Class A ordinary shares held of record by Mr. Munshi and (ii) 916,081 Class A ordinary shares issuable pursuant to options exercisable within 60 days of April 1, 2025.

(12)
Consists of 501,444 Class A ordinary shares underlying options exercisable within 60 days of April 1, 2025.

(13)
Consists of (i) 100,000 Class A ordinary shares held of record by Mr. Ploos van Amstel and (ii) 84,300 Class A ordinary shares underlying options exercisable within 60 days of April 1, 2025.

(14)
Consists of 82,809 Class A ordinary shares underlying options exercisable within 60 days of April 1, 2025.

(15)
Consists of 82,809 Class A ordinary shares underlying options exercisable within 60 days of April 1, 2025.

(16)
Consists of 82,809 Class A ordinary shares underlying options exercisable within 60 days of April 1, 2025.

(17)
Consists of 84,300 Class A ordinary shares underlying options exercisable within 60 days of April 1, 2025.

(18)
Dr. Becker is a biotechnology principal of Access Industries, Inc., an affiliate of AIM, and does not have voting or dispositive power over the shares held by AI Biotechnology. Dr. Becker disclaims beneficial ownership of the shares held by AI Biotechnology except for his pecuniary interest therein, which is in the form of an indirect profits interest.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10 percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Company. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2024, we believe all Section 16(a) filing requirements applicable to our officers, directors and greater than 10 percent beneficial owners were complied with, except for: one late Form 4 for one transaction by Mr. Ploos van Amstel that was not filed until May 23, 2024 and one late Form 4 for one transaction by Ms. Davis that was not filed until December 31, 2024, each due to administrative error. Additionally, Dr. Sidhu failed to timely file three Forms 4 for three transactions on an individual basis and seven Form 4s for seven transactions by JATT L.P., for which Dr. Sidhu is deemed to have shared beneficial ownership, each due to an administrative error. Mr. Badial failed to timely file three Forms 4 for three transactions due to an administrative error. Both individuals have since filed a Form 5 to disclose these transactions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Other than compensation and indemnification arrangements for our directors and executive officers, which are described elsewhere in this proxy statement, the following is a description of each transaction since January 1, 2023 and each currently proposed transaction in which:
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JATT or Zura has been or is to be a participant;

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the amounts involved exceeded or exceeds the lesser of (i) $120,000 or (ii) one percent of the average of our total assets on a consolidated basis at year end for the past two fiscal years; and

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any of our directors, director nominees, executive officers or holders of more than five percent of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

2023 Lilly License
On April 26, 2023, our consolidated subsidiary ZB17 LLC (“ZB17”) entered into a license agreement (the “2023 Lilly License” and, together with the 2022 Lilly License (as defined below), the “Lilly Licenses”) with Lilly, for an exclusive license to develop, manufacture and commercialize a certain bispecific antibody relating to IL-17 and BAFF (“tibulizumab”) in exchange for an upfront payment consisting of $5.8 million as well as 1,000,000 Class A ordinary shares issued at a fair value of $7.84 per Class A Ordinary Share. During 2024, ZB17 made an additional payment of $5.0 million to Lilly in connection with the receipt of certain know-how, data, information and materials that Lilly is required to provide under the license agreement.
As a finder’s fee for arranging the acquisition of the 2023 Lilly License, ZB17 granted Stone Peach the right, but not the obligation, to purchase 4.99% of the fully diluted equity of ZB17 for $1.0 million (the “Stone Peach Call Right”). The Stone Peach Call Right is not exercisable until after the last patient is dosed in any single next clinical trial with tibulizumab and expires one year from the date of first indication approval for tibulizumab by the FDA or the EMA. The Company recognized the Stone Peach Call Right at a grant-date fair value of $1.5 million as a component of research and development in the consolidated statement of operations during the year ended December 31, 2023.
As additional consideration, beginning on May 1, 2023, Stone Peach receives an annual payment of $0.6 million initially, and increasing by 10% annually, so long as we maintain our license for tibulizumab, to be paid on May 1st of each year. For the years ended December 31, 2024 and 2023, we recorded $0.7 million and $0.6 million, respectively, in research and development in the consolidated statement of operations for the annual payments.
We recorded a one-time payment of $4.5 million for additional consideration due to Stone Peach upon approval from the FDA for our IND and commencement of our clinical trial for tibulizumab in research and development in the consolidated statement of operations for the years ended December 31, 2024 and in accounts payable and accrued expenses as of December 31, 2024.
As a finder’s fee for arranging the acquisition of the 2023 Lilly License, we agreed to make a one-time milestone payment of $5.0 million to BAFFX17, Ltd (“BAFFX17”) upon the occurrence of either: (i) a change of control transaction, (ii) the closing of an issuance of equity or equity-linked securities by us of at least $100.0 million (iii) the consummation of a sale of assets resulting in net proceeds in excess of $100.0 million, or (iv) our fully diluted shares outstanding exceed 52,500,000 shares (on a split adjusted basis), as measured on April 24th of each year. As our fully diluted shares outstanding exceeded 52,500,000 shares prior to December 31, 2023, the $5.0 million fee was recorded in research and development in the consolidated statement of operations for the year ended December 31, 2023, and is included in accounts payable and accrued expenses in the consolidated balance sheets as of December 31, 2024 and 2023.
In addition to the consideration paid and/or earned in 2024 and 2023, we are also obligated to make payments (a) to Lilly for four (4) development milestone payments up to an aggregate of $155.0 million, and sales milestone payments up to an aggregate of $440.0 million based on respective thresholds of net sales of products developed from tibulizumab; (b) to Lilly over a multi-year period (twelve years, or upon the later expiration of regulatory exclusivity of tibulizumab in a country) for an annual earned royalty at a marginal royalty rate in the mid-single digits to low-double digits, with increasing rates depending on net sales in the respective calendar year, based on a percentage of sales within varying thresholds for a certain period of years; (c) to BAFFX17 for a fee equal to 3% of any milestone or royalty payments due to Lilly pursuant to the terms of either the 2022 Lilly License or the 2023 Lilly License; (d) to Stone Peach for a one-time milestone payment of $25 million upon either (i) certain equity-related transactions, or (ii) the receipt of regulatory approval from the applicable regulatory authority for any new indication in the applicable jurisdiction; and (e) to Stone Peach for a royalty of 2% of the aggregate net sales of any products developed from the Compound.
2022 Lilly License
On December 8, 2022, our consolidated subsidiary, Z33 Bio Inc. (“Z33”), entered into a license agreement (the “2022 Lilly License”) with Lilly pursuant to which Lilly granted Z33 an exclusive (even as to Lilly), royalty-bearing global license to develop, manufacture, and commercialize certain intellectual property owned by Lilly relating to its IL-33 compound.
As consideration, we paid Lilly an upfront fee of $7.0 million during 2022 and issued Lilly 550,000 Class A ordinary shares at an aggregate fair value of $4.5 million upon the closing date of the Business Combination during the year ended December 31, 2023.
As a finder’s fee in connection with arranging the acquisition, Z33 issued to Stone Peach Properties, LLC (“Stone Peach”) 4,900,222 shares of Z33 Series Seed Preferred Shares, which was included in the measurement of the cost of the acquired asset. We have the right, but not the obligation, to purchase up to 50% of the Series Seed Preferred Shares issued to Stone Peach at a price per share of $2.448869 for a period of two years from the date of the agreement (the “Call Option”). Stone Peach has the right, but not the obligation, to sell up to 50% of the Series Seed Preferred Shares issued to Stone Peach to us for a price per share of $2.040724 (the “Put Option”). In April 2023, we agreed to exercise our Call Option and we amended the settlement terms to settle the Call Option by issuing 2,000,000 Class A ordinary shares (the “Amended Terms”). In November 2023, the Amended Terms were voided and our rights and obligations under the Call Option reverted to those in the original agreement (the “Second Amended Terms”). In connection with the Second Amended Terms, we also provided Stone Peach with the right, but not the obligation to sell up to 50% of the Series Seed Preferred Shares issued to Stone Peach to Zura in exchange for 2,000,000 Class A ordinary shares (the “Put Right”). Stone Peach may exercise its Put Option and Put Right at any time between April 24, 2024 and April 24, 2028 under the new agreement. Each of the Amended Terms and the Second Amended Terms were considered an extinguishment and reissuance of the Z33 Series Seed Preferred Shares, and the Z33 Series Seed Preferred Shares are remeasured to the greater of the redemption value or the initial fair value, less noncontrolling shareholder’s interest in net loss of Z33, at each subsequent reporting period. The Z33 Series Seed Preferred Shares represent redeemable noncontrolling interest in our consolidated subsidiary, Z33.
In addition to the consideration paid in 2022 and shares issued in 2023, we are also obligated to make payments to Lilly for (a) $3.0 million upon the completion of a financing by Z33 with gross proceeds exceeding $100.0 million; (b) 10 commercial, development and regulatory milestone payments up to an aggregate of $155.0 million and sales milestone payments up to an aggregate of $440.0 million based on respective thresholds of net sales of products developed from the licensed compound; and (c) an annual earned royalty at a marginal royalty rate between in the mid-single to low-double digits (less than 20%), with increasing rates based on Net Sales in the respective calendar year, based on a percentage of sales within varying thresholds for a certain period of the year.
April 2023 Private Placement Financing
On April 26, 2023, we entered into a second PIPE subscription agreement (the “April 2023 Private Placement”) with certain accredited investors (the “Subscribers”), whereby we issued 15,041,530 Class A ordinary shares, par value $0.0001 per share and pre-funded warrants (the “2023 Pre-Funded Warrants”) to purchase up to 3,782,000 Class A ordinary shares. Each Class A ordinary share was sold at a price of $4.25 per Class A ordinary share and each 2023 Pre-Funded Warrant was sold at a price of $4.249 per 2023 Pre-Funded Warrant for an aggregate purchase price of $80.0 million. We received net proceeds of approximately $75.8 million from the April 2023 Private Placement. Concurrently, Lilly received an aggregate of approximately $4.25 million in Class A ordinary shares in lieu of a portion of the upfront cash paid by Zura as consideration for the licensing transaction for ZB-106 (the “ZB-106 Private Placement”). The ZB-106 Private Placement was led by Deep Track Capital, Great Point Partners and Suvretta Capital, alongside several additional new and existing investors.
Concurrently with the April 2023 Private Placement, we agreed to, within six months of April 24, 2023, exercise our Call Option on 50% of the Z33 Series Seed Preferred Shares previously issued to Stone Peach. We agreed to settle our Call Option by issuing 2,000,000 Class A ordinary shares. The amended settlement terms represented an extinguishment and reissuance of the Z33 Series Seed Preferred Shares. The $10.9 million difference between the estimated fair value of the new instrument issued and the carrying value of the Z33 Series Seed Preferred Shares was recorded as a deemed dividend to the redeemable noncontrolling interest. We and Stone Peach subsequently renegotiated the settlement terms as discussed in the “— 2022 Lilly License” section above.
April 2024 Private Placement Financing
On April 18, 2024, we entered into subscription agreements with certain institutional and other accredited investors, whereby we issued 18,732,301 Class A ordinary shares, par value $0.0001 per share and pre-funded warrants to purchase up to 16,102,348 Class A ordinary shares (the “2024 Pre-Funded Warrants” and, together with the 2023 Pre-Funded Warrants, the “Pre-Funded Warrants”). Each Class A Ordinary Share was sold at a price of $3.108 per Class A Ordinary Share and each 2024 Pre-Funded Warrant was sold at a price of $3.107 per 2024 Pre-Funded Warrant for an aggregate purchase price of $108.3 million. Concurrently, we entered into subscription agreements with Kiran Nistala, Mountaineer Biosciences, Inc., for which Michael Howell, our former Chief Scientific Officer, is the co-founder, Amit Munshi and Pegasus, for which Dr. Sidhu is the sole member, whereby we issued 3,195, 7,987, 159,744 and 1,186,901 Class A ordinary shares, par value $0.0001 per share, respectively, sold at a purchase price of $3.13 per Class A ordinary share for an aggregate purchase price of approximately $10,000, $25,000, $500,000 and $3.7 million, respectively. The private placement closed on April 22, 2024, from which we received gross proceeds of approximately $112.5 million.
Warrant Exchanges
August 2024 Warrant Exchange
On August 15, 2024, the Company entered into a share surrender and warrant agreement (the “2024 Venrock Agreement”) with the Venrock Holders, pursuant to which (i) the Venrock Holders surrendered an aggregate of 4,000,000 shares of the Company’s Class A ordinary shares, owned by the Venrock Holders, for no consideration, which were immediately cancelled and retired, upon surrender; and (ii) the Company issued pre-funded warrants (the “2024 Exchange Warrants”) to purchase an aggregate of 4,000,000 Class A ordinary shares, with an exercise price of $0.001 per share and no expiration date. The 2024 Exchange Warrants are exercisable at any time prior to expiration except that the 2024 Exchange Warrants cannot be exercised by the Venrock Holders if, after giving effect thereto, the Venrock Holders would beneficially own more than 9.99% of the Company’s Class A ordinary shares, subject to certain exceptions. The holders of the 2024 Exchange Warrants do not have the right to vote on any matter except to the extent required by Cayman Law. The 2024 Exchange Warrants were issued without registration under the Securities Act, in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act. As of December 31, 2024, there were 4,000,000 outstanding 2024 Exchange Warrants.
April 2025 Warrant Exchanges
The Company entered into share surrender and warrant agreements (the “2025 Agreements”) with the Venrock Holders on April 16, 2025 and AI Biotechnology on April 17, 2025, pursuant to which (i) the Venrock Holders and AI Biotechnology (collectively, the “Exchanging Shareholders”) will surrender an aggregate of 3,500,000 and 3,000,000 shares, respectively, of the Company’s Class A ordinary shares, owned by the Exchanging Shareholders, for no consideration, which will be immediately cancelled and retired, upon surrender; and (ii) the Company will issue pre-funded warrants (the “2025 Exchange Warrants”) to the Venrock Holders and AI Biotechnology to purchase an aggregate of 3,500,000 and 3,000,000 Class A ordinary shares, respectively, with an exercise price of $0.001 per share and no expiration date (the “2025 Warrant Exchange”). The 2025 Exchange Warrants will be exercisable at any time prior to expiration except that the 2025 Exchange Warrants cannot be exercised by the Exchanging Shareholders if, after giving effect thereto, the Exchanging Shareholders would beneficially own more than 9.99% of the Company’s Class A ordinary shares, subject to certain exceptions. The holders of the 2025 Exchange Warrants will not have the right to vote on any matter except to the extent required by Cayman Law. The 2025 Exchange Warrants were issued without registration under the Securities Act, in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act. Immediately after the 2025 Warrant Exchange, the total number of the Company’s outstanding Class A ordinary shares and pre-funded warrants are expected to be 61,874,998 and 30,384,348, respectively.
Employment Relationships
Malina Munshi, the daughter of Amit Munshi, the Company’s independent chairman, became an employee of the Company in a non-executive officer position during fiscal year 2024 as Senior Director, Corporate Planning & Operations. Ms. Munshi was selected to serve in this role based on her qualifications and experience. In fiscal year 2024, Ms. Munshi received compensation and benefits that the Company believes are consistent with market rates for the role and based on employment terms that are no less favorable to the Company than it would generally use for an unaffiliated third-party, including a base salary at a rate of $260,000 per year, an initial equity grant, a target bonus of 20%, a 401(k) match and benefits, with total compensation earned in 2024 of $110,649, inclusive of an initial equity grant with a grant date fair value of $63,207 and a 401(k) match of $325. Additionally, Ms. Munshi received a one-time cash signing bonus of $40,000 in the first quarter of 2025.

HOUSEHOLDING OF PROXY MATERIALS
The Company has adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders who have the same address and last name will receive only one copy of the Company’s proxy card or other Annual Meeting materials unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies. This procedure is designed for convenience for shareholders and cost savings for companies.
A single copy of the Company’s proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Your consent to householding is perpetual unless you revoke it. You may revoke your consent at any time by contacting your broker or the Company (in writing or orally) to Zura Bio Limited, 1489 W. Warm Springs Rd. #110 Henderson, Nevada 89014, Attn: Chief Operating Officer, Chief Legal Officer and Corporate Secretary, or at (702) 825-9872. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly.
Shareholders who currently receive multiple copies of the Company’s proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

SHAREHOLDER PROPOSALS FOR THE 2026 ANNUAL GENERAL
MEETING OF SHAREHOLDERS
The Cayman Islands Companies Act provides shareholders with only limited rights to requisition a general meeting and does not provide shareholders with a right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our MAA allows our shareholders holding in aggregate not less than ten per cent in par value of the issued shares which as at that date carry the right to vote at general meetings of the Company to requisition an extraordinary general meeting of our shareholders, in which case the Board may duly convene an extraordinary general meeting and submit the resolutions put forward to a vote at such meeting. As a Cayman Islands exempted company, we are not obligated by law to call annual general meetings, however, we are required to hold an annual shareholder meeting every year in accordance with Nasdaq listing standards.
For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to the shareholders at the Company’s 2025 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. To be eligible for inclusion in the Company’s 2026 proxy statement, any such shareholder proposals must be submitted in writing to the principal executive offices of the Company no later than December 12, 2025, in addition to complying with certain rules and regulations promulgated by the SEC. If we change the date of the 2026 annual general meeting of shareholders by more than 30 days from the anniversary of this year’s meeting, shareholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2026 annual general meeting of shareholders. Such proposals must be received by the Company at its offices at 1489 W. Warm Springs Rd. #110 Henderson, Nevada 89014. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s proxy statement.
In addition, the MAA provides notice procedures for shareholders to nominate a person as a director candidate and to propose business (other than director nominations) to be considered by shareholders at the Company’s 2026 annual general meeting of shareholders, without having it included in the Company’s proxy statement. To be timely, a shareholder’s notice must be received by the Company at its principal executive offices not less than 120 calendar days before the anniversary of the Company’s proxy statement released to shareholders in connection with the Annual Meeting, unless the date of the 2026 annual general meeting of shareholders has been changed by more than 30 days from the date of the Annual Meeting, in which case the deadline shall be set by the Board with such deadline being a reasonable time before the Company begins to print and send its related proxy materials. For the Company’s 2026 annual general meeting of shareholders, this means that any such proposal or nomination must be submitted no later than December 12, 2025. If the date of the 2026 annual general meeting of shareholders is changed by more than 30 days from the anniversary of the Annual Meeting, the Board shall set the deadline with such deadline being a reasonable time before the Company begins to print and send its related proxy materials. Nominations and proposals also must satisfy other requirements set forth in the MAA. If any shareholder nomination or proposal is not made in compliance with the foregoing procedures, the chairperson of the meeting may declare that such nomination or proposal shall not be presented for shareholder action at the meeting and shall be disregarded.
In addition to satisfying the deadlines in the “advance notice” provisions of the MAA, a shareholder who intends to solicit proxies in support of nominees submitted under these “advance notice” provisions, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must include in their notice the information required by Rule 14a-19 under the Exchange Act.

OTHER MATTERS
As of the date hereof, the Company does not know of any other matters that may be presented for action at the Annual Meeting other than the matters described herein.
By Order of the Board of Directors
/s/ Robert Lisicki

Robert Lisicki
Chief Executive Officer
April 23, 2025
We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Shareholders can also access this Proxy Statement and our Annual Report on Form 10-K at investors.zurabio.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements and the financial statement schedules, will be furnished without charge to any shareholder of record as of April 1, 2025 upon written request to Zura Bio Limited, 1489 W. Warm Springs Rd. #110, Henderson, Nevada 89014, Attention: Investor Relations, or ir@zurabio.com. .

++2 ZURA BIO LIMITED HAVE YOUR PROXY CARD READY AND PLEASE USE ONE OF THE EASY VOTING METHODS BELOWInternet: www.AALvote.com/ZURA•Cast your vote online•Have your Proxy Card ready•Follow the simple instructions to record your votePhone:1-866-804-9616•Use any touch tone telephone•Have your Proxy Card ready•Follow the simple recorded instructionsMail:•Mark, sign, and date your Proxy Card•Fold and return your Proxy Card in the Prepaid Envelope providedVirtual:•You must register to attend the meeting online at: https://web.viewproxy.com/zura/2025In Person:•The offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America CONTROL NUMBERPLEASE FOLD ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.PROXYANNUAL GENERAL MEETING OF SHAREHOLDERS ZURA BIO LIMITEDMay 21, 2025 at 12:00 p.m. EDTThis Proxy is solicited by the Board of DirectorsThe shareholder(s) named below, revoking all prior proxies, hereby appoint(s) Robert Lisicki, Verender Badial, and Kim Davis, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Class A ordinary shares, of par value US$0.0001 each, of Zura Bio Limited (the “Company”) that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders (the “Annual General Meeting”) to be held at 12:00 p.m. EDT on Wednesday, May 21, 2025 and any adjournment thereof. The Annual General Meeting will be held virtually, and for the purposes of the Second Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the Annual General Meeting shall be at the offices of Cooley LLP, located at 55 Hudson Yards, New York, New York 10001, United States of America.In order to attend the meeting virtually, you must register at https://web.viewproxy.com/zura/2025 by 11:59 p.m. EDT on Sunday, May 18, 2025. On the day of the Annual General Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual General Meeting are contained in the Proxy Statement in the Sections titled “Questions and Answers About These Proxy Materials and Voting” under the headings “How do I attend the Annual General Meeting?” and “How do I vote?”This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. This proxy will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual General Meeting.Important Notice Regarding the Internet Availability of Proxy Materials for the Annual General Meeting:The Annual Report and Proxy Statement are available at: https://web.viewproxy.com/zura/2025

PLEASE MARK YOUR VOTE AS THIS EXAMPLEThe Board of Directors recommends that you vote “FOR” each of the director nominees listed in Proposal 1, and “FOR” Proposals 2 and 3.Proposal 1. Election of Directors: To elect, by ordinary resolution, nine (9) nominees for director to the Company’s Board of Directors to hold office until the next annual general meeting of shareholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal.NOMINEES:FORAGAINSTABSTAIN(1) Daniel Becker(2) Neil Graham(3) Jennifer Jarrett(4) Sandeep Kulkarni(5) Robert Lisicki(6) Amit Munshi(7) Arnout Ploos van Amstel(8) Steve Schoch(9) Someit SidhuProposal 2. Ratification of our independent registered public accounting firm: To ratify, by ordinary resolution, the appointment by the Audit Committee of the Company’s Board of Directors of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and until the next annual general meeting of shareholders to be held in 2026.FOR ☐AGAINST ☐ABSTAIN ☐Proposal 3. Adjournment of the Annual General Meeting: To approve, by ordinary resolution, the adjournment of the Annual General Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite shareholder votes to approve the foregoing proposals.FOR ☐AGAINST ☐ABSTAIN ☐Note: Such other business that may properly come before the meeting.PLEASE FOLD ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. 2025DateSignature(s) of Shareholder(s)Title (if applicable)Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.I PLAN TO ATTEND THE ANNUAL GENERAL MEETING ☐Address change/Comments: If you noted any Address Changes and/or Comments, please mark box. ☐CONTROL NUMBER